Amended and Restated

                             REVOLVING CREDIT AGREEMENT

                            dated as of  January 28, 1997

                                        among

                             AVONDALE INDUSTRIES, INC.,

                                   as the Company

                           VARIOUS FINANCIAL INSTITUTIONS,

                                    as the Banks

                                         and

                              BANK OF AMERICA NATIONAL
                            TRUST AND SAVINGS ASSOCIATION
                             as the Agent for the Banks





                        - - - - - - - - - - - - - - - - - - -

                                     Arranged by

                            BANCAMERICA SECURITIES, INC.












                                  TABLE OF CONTENTS
                                                                    Page


            Section 1.1  Defined Terms
            Section 1.2 Other Definitional Provisions
            Section 1.3 Accounting Terms and Determinations

          SECTION II  REVOLVING LOANS
            Section 2.1 Revolving Loan Commitment
            Section 2.2 Revolving Note
            Section 2.3 Mandatory Reduction and Prepayment
            Section 2.4 Procedure for Borrowing
            Section 2.5 Voluntary Reduction of Commitments
            Section 2.6 Optional Prepayments
            Section 2.7 Continuation and Conversion Elections
            Section 2.8 Interest Rate and Payment Dates
            Section 2.9 Fees
            Section 2.10 Computation of Interest
            Section 2.11 Payments
            Section 2.12 Inability to Determine Interest Rate
            Section 2.13 Illegality
            Section 2.14 Requirements of Law
            Section 2.15 Funding Losses
            Section 2.16 Use of Proceeds
            Section 2.17 Certain Pricing Terms
            Section 2.18 Certain Provisions Regarding Release and Re-Pledge of
                                 Certain Collateral
            Section 2.19 Extensions of Expiration Date
            Section 2.20 Additional Banks; Optional Increase of Total
            Commitments

          SECTION III  LETTERS OF CREDIT
            Section 3.1  Requests
            Section 3.2 Issuance
            Section 3.3 Fees and Expenses
            Section 3.4 Existing Letters of Credit; Banks' Participation
            Section 3.5 Disbursements
            Section 3.6 Reimbursement
            Section 3.7 Deemed Disbursements; Other Cash Collateral
            Requirements
            Section 3.8 Nature of Reimbursement Obligations
            Section 3.9 Indemnity

          SECTION IV  REPRESENTATIONS AND WARRANTIES
            Section 4.1 Financial Condition
            Section 4.2 No Change
            Section 4.3 Corporate Existence: Compliance with Law
            Section 4.4 Corporate Power: Authorization: Enforceable
            Obligations
            Section 4.5 No Bar
            Section 4.6 No Material Litigation
            Section 4.7 No Default
            Section 4.8 Ownership of Property:  Liens
            Section 4.9 No Burdensome Restrictions
            Section 4.10 Taxes
            Section 4.11 Regulations G, T, U and X
            Section 4.12 ERISA
            Section 4.13 Subsidiaries
            Section 4.14 Government Regulation
            Section 4.15 Environmental Matters
            Section 4.16 Judgments or Litigation
            Section 4.17 Government Contracts
            Section 4.18 Modular Construction
            Section 4.19 Licenses, Permits
            Section 4.20 Navy Contracts
            Section 4.21 Loan Documents, etc.
            Section 4.22 No Federal Tax or ERISA Liens
            Section 4.23 No Bonds
            Section 4.24 Labor Controversies
            Section 4.25 Capitalization; Existing Indebtedness
            Section 4.26 Patents, Trademarks, etc.
            Section 4.27 Collateral Documents
            Section 4.28 Accuracy of Information
            Section 4.29 Solvency
            Section 4.30 The LPD-17 Contract
            Section 4.31 Qualification for MARAD Refinancing of LPD-17 Expenditures

          SECTION V CONDITIONS PRECEDENT TO EFFECTIVE DATE AND EACH EXTENSION OF CREDIT
            Section 5.1 Effective Date; Initial Credit Extensions
            Section 5.2 Conditions to Initial Letter of Credit Issuance
            Section 5.3 Conditions to Each Extension of Credit

          SECTION VI  AFFIRMATIVE COVENANTS
            Section 6.1 Financial Statements
            Section 6.2 Certificates:  Other Information
            Section 6.3 Payment of Obligations
            Section 6.4 Maintenance of Property:  Insurance
            Section 6.5 Conduct of Business and Maintenance of Existence
            Section 6.6 Inspection of Property:  Books and Records;
            Discussions
            Section 6.7 Notices
            Section 6.8 ERISA
            Section 6.9 Delivery; Further Assurances
            Section 6.10 Cash Management Letters
            Section 6.11 Delivery of Assignment of Claims Notices
            Section 6.12 Refinancing of LPD-17 Expenditures

          SECTION VII  NEGATIVE COVENANTS
            Section 7.1 Financial Condition Covenants
            Section 7.2 Limitation on Liens
            Section 7.3 Limitation on Investments and Intercompany Activity
            Section 7.4 Limitation on Fundamental Changes
            Section 7.5 Limitation on Sale of Assets
            Section 7.6 Limitation on Dividends
            Section 7.7 Limitation on Capital Expenditures
            Section 7.8 Sale and Leaseback
            Section 7.9 Acquisitions
            Section 7.10 Environmental Liabilities
            Section 7.11 Compliance with ERISA
            Section 7.12 Prepayments
            Section 7.13 Indebtedness
            Section 7.14 No Additional Subsidiaries
            Section 7.15 Change of Location or Name
            Section 7.16 Additional Negative Pledges and Other Payment Restrictions
                                 Affecting Subsidiaries
            Section 7.17 Additional Restrictions on Avondale Properties, Inc. and the
                                 Shipyard Partnership
            Section 7.18 Amendment to Other Financing Documents

          SECTION VIII  EVENTS OF DEFAULT

          SECTION IX  THE AGENT
            Section 9.1 Actions
            Section 9.2 Exculpation
            Section 9.3 Successor
            Section 9.4 Credit Decisions
            Section 9.5 Notices, etc. from Agent
            Section 9.6 Collateral Documents
            Section 9.7 Loans by the Agent
            Section 9.8 Other Collateral Matters
            Section 9.9 Arranger.

          SECTION X  MISCELLANEOUS
            Section 10.1 Notices
            Section 10.2 Amendments and Waivers
            Section 10.3 No Waiver:  Cumulative Remedies
            Section 10.4 Survival of Representations and Warranties
            Section 10.5 Payment of Expenses and Taxes; Indemnity and
            Release
            Section 10.6 Headings; Table of Contents
            Section 10.7 Successors and Assigns
            Section 10.8 Tax Forms
            Section 10.9 Setoff
            Section 10.10 Sharing
            Section 10.11 Counterparts
            Section 10.12 Severability
            Section 10.13 Governing Law
            Section 10.14 Marshalling; Recapture
            Section 10.15 Jurisdiction
            Section 10.16 Waiver of Jury Trial









          This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of January 28, 1997, by and among AVONDALE INDUSTRIES, INC., a Louisiana corporation (the "Company"), the various financial institutions signatory hereto (collectively, the "Banks," and, individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent").


                                W I T N E S S E T H:

               WHEREAS, the Company wishes to amend, extend and increase its Line of Credit pursuant to and as defined in that certain Revolving Credit Agreement dated as of May 10, 1994, as amended, among the Company, various financial institutions party thereto and Bank of America National Trust and Savings Association, as agent (the "Existing Credit Agreement");

               WHEREAS, subject to the conditions to effectiveness set forth in Section 5.1 hereof, this Revolving Credit Agreement is a renewal, extension, increase and restatement of the Existing Credit Agreement, and pursuant to this Amended and Restated Revolving Credit Agreement, the Company wishes to obtain a revolving credit facility to provide financing for general corporate purposes, including the Company's and its Subsidiaries' ongoing working capital requirements, and for obligations to be supported by Letters of Credit; and

               WHEREAS, upon the terms and subject to the conditions set forth herein, including without limitation the conditions to effectiveness set forth in Section 5.1 hereof, the LC Issuer is willing to issue letters of credit for the account of the Company and the Banks are willing to (i) make loans and advances to the Company and (ii) purchase participations in Letters of Credit issued by the LC Issuer for the account of the Company;

               NOW, THEREFORE, the Company, the Banks and the Agent hereby agree, and the Existing Credit Agreement is hereby amended and restated, in each case subject to Section 5.1 hereof, as follows:

                                       SECTION I

                                     DEFINITIONS

             Section 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such definitions, and the definitions of all other terms defined herein, to be equally applicable to both their singular and plural forms):

                    "Accounts" shall mean (i) any right to payment for goods sold, delivered or leased or for services rendered which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance and (ii) any right to payment due under any and all contracts for the construction of ships or other vessels.

                    "Acquisition" shall mean any transaction or series of transactions by which the Company acquires, either directly or through an Affiliate or Subsidiary or otherwise, (x) any or all of the stock or other securities of any class of any Person or
          (y) a substantial portion of the assets, or a division or line of business of any Person.

                    "Additional  Bank" shall have the meaning given to said
               term in Section 2.20.

      "Adjusted Consolidated Net Income - Cash Flow Coverage" shall mean, for any period, the sum of:

                         (a) Consolidated Net Income for such period;

                    plus

                         (b)  depreciation   and  amortization  of  the
                    Company and its Subsidiaries for such period;

                    plus

                         (c)    extraordinary    losses    (or    minus
                    extraordinary gains) on the sale or other transfer of assets or adjustment of the carrying value of any assets, in each case, of the Company or its Subsidiaries for such period;

                    less

                         (d) Capital Expenditures of the Company or its
                    Subsidiaries for such period (other than those Capital Expenditures that are (i) incurred in
                    connection   with  the  Design  Center  and   (ii)
                    permitted by Section 7.7); and

                    less

                         (e) cash dividends  paid  with  respect to the
                    capital stock of the Company for such period.

                    "Adjusted Consolidated Net Income - Interest Coverage" shall mean, for any period the sum of:

                          (a) Consolidated Net Income for such period;

                    plus

                         (b) depreciation and amortization of the Company and its Subsidiaries for such period;

                    plus

                         (c)    extraordinary    losses    (or    minus
                    extraordinary gains) on the sale or other transfer of assets or adjustment of the carrying value of any assets, in each case, of the Company or its Subsidiaries for such period;

                    plus

                         (d) Consolidated Cash Interest Expense of  the
                    Company and its Subsidiaries for such period; and

                    plus

                         (e) income tax expense of the Company and its Subsidiaries during such period.

                    "Affiliate" of any Person shall mean any other Person who, directly or indirectly, controls or is controlled by or is under common control with such Person. A Person shall be deemed to be "controlled by" any other Person who possesses, directly or indirectly, power: (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (b) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                    "Agent" shall mean Bank of America National Trust and Savings Association and its successors, or such other Bank or financial institution as shall have been subsequently appointed as successor Agent pursuant to Section 9.3 of this Agreement.

                    "Agreement"  shall   mean  this  Amended  and  Restated
          Revolving Credit Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time.

                    "Alternate Base Rate" shall mean, for any day, a fluctuating rate of interest per annum equal to the greater of
          (i) the Base Rate in effect on such day or (ii) the Federal Funds Effective Rate in effect on such day plus .50%. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Base Rate shall be effective on the date such change in the Base Rate is announced and any change in the Alternate Base Rate due to a change in the Federal Funds Effective Rate shall be effective on the effective date of such change in the Federal Funds Effective Rate. If for any reason the Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Agent to obtain sufficient bids or publications in accordance with the terms hereof, the Alternate Base Rate shall be a fluctuating rate per annum equal to the Base Rate in effect from time to time until the circumstances giving rise to such inability no longer exist.

                    "Applicable Margin" shall mean, for any day, the specified number of Basis Points set forth on Schedule III attached hereto, determined in accordance with Section 2.17 hereof.

                    "Arranger" shall have the meaning assigned to said term in Section 9.9.

                    "Articles of Incorporation" shall mean the Articles of Incorporation of the Company dated March 16, 1990 and October 26, 1990, as filed with the Louisiana Secretary of State as the same may be amended or supplemented from time to time.

                    "Assessed Value" shall mean the fair market value as determined from time to time by an independent appraiser acceptable to the Agent, of a piece of property or equipment, less the amount of any Indebtedness secured by the property or equipment.

                    "Assignment and Assumption Agreement" shall mean an assignment and assumption agreement entered into by an assigning Bank and an assignee Bank, and accepted by the Agent, in accordance with Section 10.7, substantially in the form of Exhibit A.

                    "Assignment of Claims Notice" shall mean, collectively, the Notices of Assignment with respect to the Navy Contracts of the Company and/or its Subsidiaries, as applicable, sent to the United States government by the Agent, pursuant to the Assignment of Claims Act of 1940 as amended (31 U.S.C. 3727, 41 U.S.C. 15) and acknowledged by the appropriate administrative contracting officer, and disbursing officer, and if applicable, any surety on any bond applicable to the Navy Contracts.

                    "Available Commitment" shall mean, at any particular time, for each Bank, an amount equal to the excess, if any, of
          (a) the amount of such Bank's Commitment at such time over (b) the sum of the aggregate unpaid principal amount at such time of all Loans made by such Bank pursuant to this Agreement plus the amount of such Bank's Percentage of the Letter of Credit Outstandings at such time.

                    "Avondale Drydock" shall mean that certain floating drydock named AVONDALE DRYDOCK, Official Number 568190.

                    "BAI"  shall  mean  Bank   of   America  Illinois,  its
               successors and assigns.

                    "Bank Party" shall have the meaning  given to said term
               in Section 10.5.

                    "Base Rate" shall mean, at any time and  from  time  to
               time, the rate per annum then most recently announced by the Agent at its head office as its base or reference rate. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Agent in connection with extensions of credit. The Agent shall give notice promptly to the Company and the Banks of changes in the Base Rate.

                    "Base Rate Loan" shall mean a Loan bearing interest  at
               a fluctuating rate of interest determined by reference to the Alternate Base Rate.

                    "Basis  Point" shall  mean  one  one-hundredth  of  one
               percent (1/100 of 1%) per annum.

                    "BofA" shall  mean  Bank  of America National Trust and
               Savings Association, a national banking association.

                    "Borrowing Date" shall mean  any Business Day specified
               in a notice pursuant to Sections 2.4 or 3.1 as a date on which the Company requests the Banks to make Loans hereunder or the LC Issuer to issue a Letter of Credit.

                    "Borrowing   Request"   means   a   loan   request  and
               certificate duly executed by a Responsible Officer of the Company on behalf of the Company and substantially in the form of Exhibit B.

                    "Business Day" shall mean:

                         (a) a day other than  a  Saturday,  Sunday  or
               other day on which commercial banks in San Francisco, California, are authorized or required by law to close; and

                         (b) relative to the date of:

                              (i)  making  or continuing any Loans
                    as, or converting any Loans from or into, Offshore Rate Loans,

                              (ii) making any payment or prepayment
                    of principal of or payment of interest on any portion of the principal amount of any Loans being maintained as Offshore Rate Loans, or

                              (iii)  the Company's giving notice (or
                    the number of Business Days to elapse prior to the effectiveness thereof) in connection with any matter referred to in clause (b)(i) or (b)(ii),

                    any day on which dealings in Dollars are carried on in the interbank market of the Agent's Offshore Lending Office.

                    "Capital Expenditures" shall mean, as to any Person, without duplication and for any period, the cost attributed in accordance with GAAP consistent with those applied in preparation of the financial statements referred to in Section 4.1 to acquisitions during such period by such Person of any asset, tangible or intangible, or replacements or substitutes therefor or additions thereto which such Person treated as a noncurrent asset on such Person's financial statements, including, without limitation, the acquisition or construction of assets having a useful life of more than one year.

                    "Cash Equivalent Investments" shall mean (i) securities issued, guaranteed or insured by the United States or any of its agencies with maturities of not more than one year from the date acquired; (ii) certificates of deposit or other deposit arrangements with maturities of not more than one year from the date acquired issued by a U.S. federal or state chartered commercial bank of recognized standing, which has capital and unimpaired surplus in excess of $200,000,000 and which bank or its holding company has a short-term commercial paper rating of at least A-1 or the equivalent by Standard & Poor's Corporation and at least P-1 or the equivalent by Moody's Investors Services, Inc.; (iii) repurchase agreements or reverse repurchase agreements with terms of not more than thirty (30) days from the date acquired, for securities of the type described in clause (i) above and entered into only with commercial banks having the qualifications described in clause (ii) above; (iv) commercial paper, master notes, or corporate debt obligations other than those issued by the Company or any of its Affiliates, issued by any Person incorporated under the laws of the United States or any state thereof and rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation, at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., or at least D-1 or the equivalent thereof by Duff & Phelps Credit Rating Company, in each case with maturities of not more than one year from the date acquired; and (v) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $200,000,000 and at least eighty-five percent (85%) of whose assets consist of securities and other obligations of the type described in clauses
          (i) through (iv) above.

                    "Cash Flow Coverage Ratio" shall mean, for any period, the ratio of (i) Adjusted Consolidated Net Income - Cash Flow Coverage during such period to (ii) Total Funded Debt as of the last day of such period (subject to adjustment as provided below). The Cash Flow Coverage Ratio shall be calculated as of the last day of each fiscal quarter of the Company for the four quarter period ending on such date and no adjustment shall be made thereto.

                    "Cash  Management   Letter"   shall   mean   a   letter
          substantially in the form of Exhibit C.

                    "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                    "CERCLIS" shall mean the Comprehensive Environmental Compensation Liability Information System List.

                    "Change of Control" shall mean any of the following events:

                         (i) less than a majority of the members of the
               Company's Board of Directors shall be persons who either (A) were serving as directors on the date of this Agreement or (B) were nominated as directors and approved by the vote of the majority of the directors who are directors referred to in clause (A) above or this clause (B);

                         (ii) the failure of the Company  to own 100% of
                    the capital stock of any Subsidiary Guarantor; or

                         (iii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

                    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                    "Code Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Company is treated as a "single employer" under subsection (b), (c), (m) or
          (o) of Section 414 of the Code.

                    "Collateral" shall mean all of the property in respect of which a Lien has been granted by the Company or any Subsidiary Guarantor in favor of the Agent for the benefit of the Banks and the LC Issuer under the terms of the Collateral Documents.

                    "Collateral Access Agreement" shall mean any landlord waivers, mortgagee waivers, bailee letters or similar acknowledgment agreements of any warehouseman or processor in possession of any Inventory, in each case, in form and substance acceptable to the Agent and the Required Banks.

                    "Collateral Documents" shall mean all of the contracts, instruments and other documents now or hereafter executed and delivered in connection with this Agreement, pursuant to which Liens are granted to the Agent in the Collateral for the benefit of the Banks and the LC Issuer, including, without limitation the 900 Foot Floating Drydock Mortgage, the Mortgage Amendment, the Security Agreement (Company), the Subsidiary Guarantees, the Subsidiary Security Agreements and each Assignment of Claims Notice.

                    "Commitment" shall mean, for each Bank, for the period from and including the Effective Date to but excluding the Expiration Date the amount set forth in Schedule I under the heading "Commitment" as such amount may be adjusted pursuant to
          Section 2.3, Section 2.5, Section  2.20,  Section VIII or Section
          10.7.

                    "Commitment Agreement" shall have  the meaning given to
               said term in Section 2.20.

                    "Commitment Date" shall have the meaning  given to said
               term in Section 2.20.

                    "Consent Notice" shall have the meaning given  to  said
               term in Section 2.19.

                    "Consolidated  Cash  Interest  Expense" shall mean, for
               any period, the amount of any cash interest paid by the Company and its Subsidiaries during such period, determined in accordance with GAAP.

                    "Consolidated  Net  Income" shall mean, for any period,
               the consolidated net income (or net loss) of the Company and its Subsidiaries for such period, determined in accordance with GAAP.

                    "Consolidated Net Worth" shall mean,  at  a  particular
               date, all amounts which would be included under shareholders' equity (except amounts relating to the then outstanding principal balance of any Preferred Stock which is, at the option of the holder thereof, convertible prior to the Expiration Date into Indebtedness, or has, or is convertible into any security that has, mandatory redemption or repurchase requirements prior to the Expiration Date) on a consolidated balance sheet of the Company and its Subsidiaries determined in accordance with GAAP as at such date.

                    "Contingent Obligation" shall mean, as to  any  Person,
               any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation (the "primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor or to permit the primary obligor to meet financial covenants, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof, including, without limitation contingent obligations with respect to performance and other similar bonds and instruments whether secured or unsecured; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

                    "Continuation/Conversion  Notice"  means  a  notice  of
               continuation or conversion and certificate duly executed by a Responsible Officer of the Company and substantially in the form of Exhibit D.

                    "Contractual Obligation"  shall mean, as to any Person,
               any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                    "Credit  Extension"  shall  mean  (i) the making of any
               Loan hereunder; or (ii) the incorporation herein, issuance, renewal, modification or extension of any Letter of Credit.

                    "Customary Permitted Liens" shall mean  (i)  Liens  for
               taxes not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or the appropriate Subsidiary, as the case may be, in accordance with GAAP, (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's, vendor's, lessor's, workmen's, refurbisher's, bunkerer's, employee's, crew's, stevedore's or other like Liens or Liens for salvage, in each case, arising in the ordinary course of business by operation of law which are not overdue for a period of more than ninety days or which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been made and (iii) Liens for salvage and general average which are either unclaimed or fully covered by insurance.

                    "Default"  shall  mean  any of the events specified  in
               Section VIII of this Agreement, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                    "Design Center" shall mean the building, facilities and
               related improvements to be constructed at or adjacent to the Company's premises in Avondale, Louisiana to be used in the design and construction of amphibious assault ships (known as LPD-17 ships), pursuant to the LPD-17 Contract, together with computers and equipment used in connection with such facility.

                    "Disbursement  Date"  shall have the meaning  given  to
               said term in Section 3.5.

                    "Dividend Calculation Period"  shall  have  the meaning
               given to said term in Section 7.6.

                    "Dollars" and "$" shall mean dollars in lawful currency
               of the United States of America.

                    "Domestic  Office"  means,  relative  to any Bank,  the
               office of such Bank designated as such below its signature hereto or such other office of such Bank (or any successor or permitted assign of such Bank) within the United States as may be designated from time to time by notice from such Bank to the Agent and the Company.

                    "EBITDA"   shall   mean,  for  any   period,   Adjusted
               Consolidated Net Income - Interest Coverage for such period.

                    "Effective Date" shall  mean  the  date on which all of
               the conditions set forth in Section 5.1 hereof are satisfied by the Company or waived by the Required Banks, as confirmed in a written confirmation of the Agent issued pursuant to
               Section V hereof.

                    "Environmental Laws" means:

                         (a) CERCLA;

                         (b) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendment Act of 1984, 42 U.S.C.A.
                         Section 6901 et seq.;

                         (c)  the  Clean  Air  Act, 42 U.S.C.A. Section
                         7401 et seq.;

                         (d) the Clean Water Act  of  1977, 33 U.S.C.A.
                         Section 1251 et seq.;

                         (e) the Toxic Substances Control Act, 15 U.S.C.A. Section 2601 et seq.; and

                         (f) all other Federal, state and  local  laws,
                         rules   and   regulations   relating  to  air
                         pollution, water pollution, noise control and/or the handling, discharge, existence, disposal or recovery of on-site or off-site
                         hazardous,   toxic   or   dangerous    waste,
                         substances or materials, as each of the foregoing may be amended from time to time.

                    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                    "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Company would be deemed to be a "single employer" within the meaning of
          Section 4001 of ERISA.

                    "ESOP" shall  have  the  meaning  given to said term in
          Section 4.12.

                    Eurodollar Reserve Percentage" shall mean, relative to any Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

                    "Event of Default" shall mean any of the events specified in Section VIII of this Agreement, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

                    "Existing Credit Agreement" shall have the meaning given to such term in the preamble hereto.

                    "Existing Letters of Credit" shall mean Letters of Credit as defined in, and issued by Bank of America Illinois (or, if applicable, BofA), pursuant to, the Existing Credit Agreement which are outstanding on the Effective Date.

                    "Expiration Date" shall mean the earlier  to  occur  of
          (i) the date which is three (3) years after the Effective Date, or (ii) the earliest date on which all of the following shall have occurred: (x) the Letter of Credit Outstandings is zero, (y) all Obligations (including, without limitation, all Reimbursement Obligations) have been indefeasibly paid in full in cash and have otherwise been satisfied and discharged in full and (z) all Commitments have been reduced to zero.

                    "Extension Date" shall mean the date which is one year prior to the then current Expiration Date.

                    "Extension Notice" shall mean a notice to the Agent from the Company substantially in the form of Exhibit E.

                    "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it. In the case of a day which is not a Business Day, the Federal Funds Effective Rate for such day shall be the Federal Funds Effective Rate for the next preceding Business Day.

                    "Fee Letter" shall mean that certain letter dated January 2, 1997, among the Agent, the Arranger and the Company providing for, among other things, the payment of certain fees in connection with this Agreement.

                    "Financial Letter of Credit" shall have the meaning given to such term in Section 3.1(a).

                    "Financing Lease" shall mean any lease obligation which is capitalized on a balance sheet of a Person prepared in accordance with GAAP.

                    "First Preferred Ship Mortgage" shall mean that certain First Preferred Ship Mortgage dated October 21, 1975, granted on the Avondale Drydock by Avondale Shipyards, Inc., a Louisiana corporation and predecessor-in-interest to the Company, in favor of the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator, and recorded in the office of the Vessel Documentation Officer, U.S. Coast Guard (the "Documentation Officer") in New Orleans, Louisiana, in Preferred Mortgage Book No. 100, Instrument No. 1, on October 21, 1975, at 10:30 a.m., as amended and supplemented by that certain Assumption Agreement and Supplement No. 1 to First Preferred Ship Mortgage dated September 27, 1985, made and executed by Avondale Industries, Inc., a Delaware corporation and predecessor-in-interest to the Company, and recorded in the office of the Documentation Officer in New Orleans, Louisiana, in Preferred Mortgage Book 177, Instrument 71, on September 27, 1985, at 10:50 a.m., and as further assumed and supplemented by that certain Assumption Agreement and Supplement No. 2 to First Preferred Ship Mortgage dated March 13, 1991, made and executed by Company, and recorded in the office of the Documentation Officer in New Orleans, Louisiana, in Preferred Mortgage Book No. 228, Instrument No. 116, on March 13, 1991, at 10:39 a.m., and as further amended and supplemented by that certain Supplement No. 3 to First Preferred Ship Mortgage dated February 9, 1995, made and executed by the Company and recorded in the office of the Documentation Officer in New Orleans, Louisiana in Preferred Mortgage Book No. PM-9502, Instrument No. 91, on February 9, 1995 at 11:01 a.m.

                    "Fixed Asset Property" shall mean property, plant and equipment listed on the Company's consolidated balance sheet at any time and which does not constitute Collateral.

                    "F.R.S. Board" shall mean the Board of Governors of the Federal Reserve System.

                    "GAAP"   shall   mean   generally  accepted  accounting
          principles in the United States of America in effect from time to time.

                    "Government Contract" shall have the meaning given to said term in Section 4.17.

                    "Governmental Authority" shall mean any sovereign state
          or nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the United States Department of Defense and the United States Navy.

                    "Gulfport" means Avondale Gulfport Marine, Inc., a Delaware corporation.

                    "Hazardous Material" shall mean and includes (a) any asbestos, PCBs, or dioxins, or insulation or other material composed of or containing asbestos, PCBs or dioxins, (b) any petroleum product, and (c) any hazardous, toxic, or dangerous waste, substance, or material defined as such in (or for purposes of) CERCLA, any so-called "Superfund" or "Superlien" law, or any other applicable federal, state, local, or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic, or dangerous waste, substance, or material, as now or at any time hereafter in effect.

                    "Impermissible Qualification" shall mean, relative to the opinion or certification of any independent public accountant as to any financial statement of any Person, any qualification or exception to such opinion or certification which:

                         (a) is of a "going concern" or similar nature;
               or

                         (b)   relates   to   the   limited   scope  of
               examination or matters relevant to such financial statement.

                    "Indebtedness" of a Person, shall mean, at a particular date, the sum (without duplication and in conformity with GAAP) at such date of (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, all notes payable and all obligations evidenced by bonds, debentures, notes or other similar instruments but excluding trade payables incurred in the ordinary course of business), (b) obligations with respect to any installment sale or conditional sale agreement or title retention agreement, (c) indebtedness arising under acceptance facilities,
          (d) unpaid reimbursement obligations arising in connection with surety, performance or other similar bonds and in connection with standby letters of credit issued in lieu of such bonds, (e) the outstanding amount of all other letters of credit (other than those referred to in clause (d)) issued for the account of such Person and, without duplication, all unpaid reimbursement obligations thereunder, (f) Financing Leases, (g) payment obligations with respect to interest rate swap, cap, collar, floating rate or similar agreements, (h) any withdrawal liability obligation of such Person or an ERISA Affiliate to a Multiemployer Plan, (i) any Preferred Stock of such Person to the extent that such Preferred Stock is convertible at the option of the holder thereof into Indebtedness of a type described in another clause of this definition or has, or is convertible into any security that has, mandatory redemption or repurchase requirements, and (j) Contingent Obligations of such Person, including, without limitation Contingent Obligations with respect to performance and other similar bonds and instruments whether secured or unsecured.

                    "Indemnified Liabilities" shall have the meaning given to such term in Section 10.5.

                    "Initial Credit Event" shall mean the initial Credit Extension hereunder.

                    "Interest Coverage Ratio" shall mean, for any period, the ratio of (i) Adjusted Consolidated Net Income - Interest Coverage during such period to (ii) Consolidated Cash Interest Expense during such period. The Interest Coverage Ratio shall be calculated as of the last day of each fiscal quarter of the Company for the four quarter period ending on such date.

                    "Interest Period" shall mean the period from the date on which such Offshore Rate Loan is made or continued as, or converted into, an Offshore Rate Loan pursuant to Section 2.4 or 2.7, and, unless the maturity of such Offshore Rate Loan is accelerated, to the day which numerically corresponds to such date one, two or three months thereafter as the Company may select in its irrevocable notice of borrowing to the Agent as provided in Section 2.4 or in its notice of continuation or conversion as provided in Section 2.7 of this Agreement as the case may be; provided that, the foregoing provisions relating to Interest Periods are subject to the following:

                         (a) the Company shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than 4 different dates;

                         (b)    if    there   exists   no   numerically
               corresponding day in such month, such Interest Period shall end on the last Business Day of such month;

                         (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is a Business Day falling in a new calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                         (d) the Company shall not be permitted to select, and there shall not be applicable, any Interest Period that would end later than the Expiration Date.

                    "Inventory" shall mean all of the Company's "inventory" as that term is defined in Section 9-109(4) of the UCC, and shall include, without limitation: (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in the Company's business; (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service; and (iii) all goods returned or repossessed by the Company.

                    "Investment" means, relative to any Person:

                         (a) any loan or advance made by such Person to
               any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                         (b)  any Contingent Obligation of such Person;
               and

                         (c) any  ownership or similar interest held by
               such Person in any other Person.

                    "Issuance Fee" shall have the meaning given to said term in Section 3.3.

                    "Issuance Request" shall mean a certificate duly executed by a Responsible Officer of the Company in substantially the form of Exhibit F, and delivered to the LC Issuer (with a copy to the Agent) requesting its issuance of the Letter of Credit described therein.

                    "Jo Ann Agreements" shall mean, collectively, (i) the Trust Indenture dated April 1, 1994, between Board of Commissioners of the Port of New Orleans (the "Port") and First National Bank of Commerce as Trustee (the "Bond Trustee"), and the Series 1994 Industrial Revenue Bonds outstanding and issued pursuant to the terms thereof (the "Jo Ann Bonds"), and (ii) the Refunding Agreement dated as of April 1, 1994 between the Port and the Company, in the case of each of the agreements and documents referenced in the foregoing clauses, as the same may be amended, supplemented or otherwise modified from time to time.

                    "Jo Ann Drydock" shall mean that certain floating drydock named JO ANN DRYDOCK, Official Number 982958.

                    "Jo Ann Drydock Assets" shall mean the Jo Ann Drydock and the other property and assets of the Company which were purchased and/or constructed with the proceeds of the Jo Ann Bonds.

                    "LC Issuer" shall mean Bank of America Illinois and BofA (solely with respect to such of the Existing Letters of Credit as have been issued by it) and, with the consent of the Agent, the Company and Bank of America Illinois, any Bank. With respect to Letters of Credit issued by the LC Issuer, the LC Issuer shall have the benefits of each provision of this Agreement as if it were a Bank, and provisions of this Agreement and the other Loan Documents which are for "the benefit of the Banks" shall also be for the benefit of the LC Issuer. If there shall be more than one LC Issuer at any time, to the extent relevant, the term "LC Issuer" shall mean both LC Issuers.

                    "Letter of Credit" shall have the meaning given to said term in Section 3.1. The term "Letter of Credit" shall include the Existing Letters of Credit, and from and after the Effective Date such letters of credit shall be considered Letters of Credit and shall be governed by all of the terms of this Agreement which apply to Letters of Credit.

                    "Letter of Credit Availability" shall mean, at any time, the lesser of (a) $35,000,000 minus any Letter of Credit Outstanding(s) and (b) the aggregate amount of then Available Commitments.

                    "Letter of Credit Commission" shall mean the applicable Letter of Credit Commission specified in Schedule III attached hereto, determined in accordance with Section 2.17 hereof.

                    "Letter of Credit Fee" shall have the meaning given to said term in Section 3.3.

                    "Letter of Credit Outstandings" shall mean, at any time, an amount equal to the sum of (a) the aggregate undrawn, available amount at such time of all Letters of Credit then outstanding plus (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

                    "Lien" shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Financing Lease, and the filing of any financing statement (but only to the extent any such financing statement purports to record the grant of a security interest and not including any financing statements filed for notice purposes only) under the UCC or comparable law of any jurisdiction in respect of any of the foregoing).

                    "Line of Credit" shall mean the aggregate revolving credit line extended by the Banks to the Company for Loans and Letters of Credit pursuant to and in accordance with the terms of this Agreement, initially in the amount of $75,000,000.00, as such amount may be adjusted from time to time in accordance with
          Section 2.3, Section 2.5, Section 2.20 or Section VIII.

                    "Loan Documents" shall mean this Agreement, the Revolving Notes, the Letters of Credit, the Collateral Documents, and all instruments, agreements and documents now or hereafter executed and delivered in connection herewith or therewith.

                    "Loans" shall have  the  meaning  given to said term in
          Section 2.1.

                    "LPD-17 Contract" shall mean Contract No. N00024-97-C-2202, dated December 17, 1996, between the Company and The United States of America acting through the United States Navy, Naval Sea Systems Command, for the construction of 25,000 ton amphibious assault ships designed to carry troops, landing craft and helicopters, more particularly described in Schedule 4.30 attached hereto.

                    "LPD-17 Expenditures" shall mean expenditures incurred or anticipated to be incurred by the Company in connection with the construction and equipping of the Design Center.

                    "LPD-17 Refinancing Documents" shall mean the documents and instruments evidencing or otherwise executed in connection with the incurrence of LPD-17 Refinancing Indebtedness and/or LPD-17 Refinancing Liens.

                    "LPD-17 Refinancing Indebtedness" and "refinancing of the LPD-17 Expenditures" shall mean Indebtedness (excluding borrowings under the Line of Credit) incurred by the Company in connection with the financing or refinancing of LPD-17 Expenditures.

                    "LPD-17 Refinancing Liens" shall mean Liens on the Design Center, related construction contracts and related equipment incurred by the Company in connection with the financing or refinancing of LPD-17 Expenditures.

                    "MARAD" shall mean the United States Department of Transportation Maritime Administration and its successors.

                    "MARAD Financing Documents" shall mean the documents, instruments and agreements entered into by the Company and its Subsidiaries in connection with the United States Government Guaranteed Ship Financing Bonds, 2000 Series issued February 9, 1995, relating to the Shipyard Project, as amended through the date of this Agreement and as may be further amended with the consent of the Required Banks.

                    "MARAD Financing Liens" shall mean those Liens granted by the Company or the Subsidiaries to MARAD or its designee in connection with the Shipyard Project pursuant to the MARAD Financing Documents, which Liens shall, in no event, extend to or otherwise attach to any of the Collateral or secure Indebtedness in an aggregate principal amount in excess of $17,800,000 at any time.

                    "Material Adverse Effect" shall mean, a material adverse effect on the business, operations, property or financial or other condition of the Company or the Company and its Subsidiaries, taken as a whole, or on the ability of the Company or any Subsidiary to perform its obligations under this Agreement, the Revolving Notes or the other Loan Documents.

                    "Mortgage Amendment" means a mortgage amendment in substantially the form attached hereto as Exhibit G, amending the 900 Foot Floating Drydock Mortgage to secure the increased amount of the Line of Credit and otherwise in substance satisfactory to the Agent.

                    "Multiemployer Plan" shall mean any multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                    "Navy Contracts" shall mean any and all contracts between the Company and/or any Subsidiary Guarantor and the United States Navy, including, but not limited to (i) the LPD-17 Contract and (ii) those listed on Schedule II, which Schedule lists each Navy Contract in excess of $5,000,000 in effect as of the date of this Agreement, and all contracts entered into after the date hereof between the Company (and/or any Subsidiary Guarantor) and the United States Navy.

                    "900 Foot Floating Drydock Mortgage" shall mean the Second Preferred Ship Mortgage dated as of June 14, 1994, made by the Company in favor of Continental Bank N.A., as Agent, for the benefit of the Agent and the Banks, covering the Avondale Drydock, recorded in the office of the Vessel Documentation Officer, U.S. Coast Guard in New Orleans, Louisiana, in Preferred Mortgage Book 9406, Instrument 156, on June 14, 1994 at 1:29 p.m., assigned and amended pursuant to Assignment and First Amendment to Second Preferred Ship Mortgage, dated May 10, 1995, recorded in the office of the Vessel Documentation Officer, U.S. Coast Guard, in New Orleans, Louisiana, in Preferred Mortgage Book 9505, Instrument 169, on May 16, 1995 at 10:54 a.m., as further amended by the Mortgage Amendment, as the same may be amended, supplemented or otherwise modified from time to time.

                    "Non-Financial Letter of Credit" shall have the meaning given to such term in Section 3.1(a).

                    "Non-United States Person" shall mean a Person who is not a citizen or resident of the United States, a corporation, partnership or other entity created or organized under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

                    "Obligations" shall mean all obligations (monetary or otherwise) of the Company to the Agent and/or the Banks arising under or in connection with this Agreement, the Revolving Notes (including, without limitation, the Reimbursement Obligations and the Letters of Credit) and the other Loan Documents, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred.

                    "Offshore Lending Office" shall mean (i) relative to any Bank, the office of such Bank designated as such below its signature hereto (or, in the case of an assignee pursuant to Section 10.7, in the assignment executed by it) or such other office of such Bank as designated from time to time by notice from such Bank to the Company and the Agent, whether or not outside the United States, which shall be making or maintaining Offshore Rate Loans of such Bank hereunder and (ii) relative to the Agent, the office specified pursuant to the definition of the term "Offshore Rate" contained herein.

                    "Offshore Rate" shall mean, relative to the Interest Period for each Offshore Rate Loan comprising all or any part of the same borrowing, the rate of interest per annum determined by the Agent to be the rate at which Dollar deposits in immediately available funds are offered by BofA's Grand Cayman Branch, Grand Cayman B.W.I. (or other such offices as may be designated for such purpose by BofA) to major banks in the offshore U.S. dollar interbank market at their request at approximately 11:00 a.m., New York City time, two Business Days prior to the beginning of such Interest Period, for delivery on the first day of such Interest Period, in an amount approximately equal or comparable to the amount of BAI's Offshore Rate Loan comprising part of such borrowing and for a period equal to such Interest Period.

                    "Offshore Rate (Adjusted)" means, relative to any portion of a Loan to be made, continued or maintained as, or converted into, an Offshore Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

                    Offshore Rate                       Offshore Rate/
                    (Adjusted)     =                1 - the Eurodollar
                                                    Reserve Percentage

                    Offshore Rate Loan" shall mean a Loan bearing interest, at all times during the Interest Period applicable to such Loan, at a rate of interest determined by reference to the Offshore Rate (Adjusted).

                    "Payment  Office"  shall have the meaning given to said
               term in Section 2.11.

                    "PBGC"  shall  mean  the   Pension   Benefit   Guaranty
               Corporation established pursuant to Subtitle A of Title IV of ERISA, and any successor to PBGC.

                    "Percentage"  of  any Bank shall mean, at any time, the
               percentage set forth opposite such Bank's name on Schedule I as the same may be adjusted pursuant to Section 2.20 or
               Section 10.7.

                    "Permitted  Liens" shall have the meaning given to said
               term in Section 7.2.

                    "Person"  shall   mean   an   individual,  partnership,
               corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                    "Plan"  shall  mean  any employee benefit plan which is
               covered by ERISA and in respect of which the Company or an ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                    "Preferred Stock" shall mean any shares of stock of the
               Company designated as Preferred Stock in the Articles of Incorporation of the Company.

                    "Pricing Level" shall mean the Pricing Levels I, II and
               III, as applicable, set forth on Schedule III attached hereto.

                    "Quarterly  Payment  Date" shall mean the last Business
               Day of each March, June, September and December.

                    "Reference Ratio" shall mean, for any period, the ratio
               of (i) all Total Funded Debt of the Company and each of its Subsidiaries as of the last day of such period to (ii) EBITDA for such period. The Reference Ratio shall be calculated as of the last day of each fiscal quarter of the Company for the four quarter period ending on such date.

                    "Register" shall have the meaning given to said term in
               Section 10.7(e).

                    "Reimbursement Obligation" shall have the meaning given
               to said term in Section 3.6.

                    "Related  Parties" shall have the meaning given to said
               term in Section 9.2.

                    "Release" means  a "release" as such term is defined in
               CERCLA.

                    "Reportable Event"  shall  mean  any  of the events set
               forth in Section 4043(b) of ERISA or the regulations thereunder.

                    "Required  Banks" shall mean Banks holding 51%  of  the
               aggregate Commitments, if no Loans are outstanding and there are no Letter of Credit Outstandings, and, otherwise, Banks holding 51% of outstanding Loans and Letter of Credit Outstandings.

                    "Requirement  of  Law" shall mean as to any Person, the
               certificate or articles of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                    "Responsible  Officer"  shall  mean the chief executive
               officer or the chief financial offer of the Company and/or any Subsidiary Guarantor, or any other officer of any such Person designated as a "Responsible Officer" for purposes of this Agreement and the other Loan Documents and for whom the Agent has received a certificate of incumbency in form satisfactory to the Agent and the Required Banks.

                    "Revolving Note" shall have the meaning  given  to said
               term in Section 2.2.

                    "Security  Agreement (Company)" shall mean the Security
               Agreement dated as of May 10, 1994 made by the Company in favor of the Agent, for the benefit of the Banks, covering certain of the personal property of the Company, as amended, supplemented or otherwise modified from time to time.

                    "Shipyard   Partnership"   shall  mean  Avondale   Land
               Management Company, a general partnership organized under the laws of the State of Louisiana.

                    "Shipyard  Project"  shall mean the advanced and modern
               shipyard technology project of the Company intended to modernize the Company's shipyard located in Avondale, Louisiana and financed, in part, through Title XI of the Merchant Marine Act, 1936, as amended.

                    "Shipyard Real Property Assets" shall mean that portion
               of the real property underlying the Company's shipyard located in Avondale, Louisiana which is contributed by the Company to the Shipyard Partnership in connection with the Shipyard Project and leased back to the Company.

                    "Single  Employer  Plan"  shall  mean any Plan which is
               covered  by  Title  IV  of  ERISA,  but  which   is   not  a
               Multiemployer Plan.

                    "Solvent"  means,  with  respect  to  any Person at any
               time, a condition under which:

                         (a) the fair saleable value of such Person's assets on the date of determination is greater than the present value of the total amount of such Person's
               liabilities   (including  contingent  and  unliquidated
               liabilities) at such time;

                         (b) such  Person  is  able  to  pay all of its
               liabilities as such liabilities mature; and

                         (c) such Person does not have unreasonably small capital with which to conduct its business.

               For purposes of this definition:

                         (d) the amount of a Person's contingent or unliquidated liabilities at any time shall be that
               amount   which,   in   light   of  all  the  facts  and
               circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

                         (e) the "fair saleable value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value; and

                         (f) the "regular  market  value"  of  an asset
               shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.

                    "Stated Expiry Date" shall have the meaning given to said term in Section 3.1(b).

                    "Stock Pledge Agreement (Company)" shall mean a Stock Pledge Agreement substantially in the form of Exhibit H, executed by the Company in favor of the Agent for the benefit of the Banks, as the same may be amended, supplemented or modified from time to time.

                    "Stock Pledge Agreement (Subsidiary)" shall mean a Stock Pledge Agreement substantially in the form of Exhibit I, executed by each Subsidiary Guarantor that owns stock of a Subsidiary, in favor of the Agent for the benefit of the Banks, as the same may be amended, supplemented or modified from time to time.

                    "Subsidiary" shall mean any Person (including each Subsidiary Guarantor) as to which the Company shall at the time, directly or indirectly through a Subsidiary, (i) have sufficient voting power to entitle it to elect immediately or to have had elected a majority of the board of directors or similar governing body of such Person, or (ii) own 50% or more of the equity interests issued by such Person.

                    "Subsidiary Guarantee" shall mean a Guarantee substantially in the form of Exhibit J executed by each Subsidiary Guarantor of the Company and each Subsidiary of the Company created or acquired after the date of this Agreement in favor of the Agent for the benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                    "Subsidiary Guarantor" shall mean the following Subsidiaries of the Company: (i) Gulfport, (ii) Avondale Technical Services, Inc., a Louisiana corporation, (iii) Crawford Technical Services, Inc., a Louisiana corporation, (iv) Genco Industries, Inc., a Texas corporation, (v) Avondale Properties, Inc., a Louisiana corporation, and (vi) the Shipyard Partnership.

                    "Subsidiary Security Agreement" shall mean a Security Agreement substantially in the form of Exhibit K executed by each Subsidiary Guarantor in favor of the Agent for the benefit of the Banks, covering certain of the personal property of the Subsidiary Guarantor party thereto, as amended, supplemented or otherwise modified from time to time.

                    "Taxes"  shall  have  the meaning given to said term in
          Section 2.14.

                    "Total Funded Debt" shall mean, at any time, the sum of
          (i) all Indebtedness of the Company and each of its Subsidiaries (including any reimbursement obligations with respect to any letters of credit, including the Letters of Credit, but exclusive of the undrawn face amount of any such letters of credit) at such time plus (ii) the greater of (A) $0 or (B) the difference between (1) the aggregate undrawn face amount of all letters of credit issued for the account of or guaranteed by the Company or any of its Subsidiaries and (2) cash balances of the Company and its Subsidiaries in excess of $5,000,000, in each case at such time.

                    "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois.

               Section 1.2 Other Definitional Provisions.

                    (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings given to said terms in Section 1.1 or the preamble of this Agreement when used in the Loan Documents or any certificate or other documents made or delivered pursuant hereto.

                    (b) Terms not otherwise defined herein which are defined
               in the UCC shall have the meanings given them in the UCC. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Section, Schedule, Exhibit and like references are references to this Agreement, and references in any Section or definition to any clause means such clause of such Section or definition,
               in  each  case,  unless otherwise specified.   An  Event  of
               Default shall "continue" or be "continuing" until such Event of Default has been waived in accordance with Section 10.2. References in this Agreement to any Person shall include such Person's successors and permitted assigns.

               Section . Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Company's auditors and except that unaudited interim financial statements are subject to audit and normal year-end adjustments (including absence of footnote disclosure)) with the most recent audited financial statements of the Company delivered to the Banks; provided that, if the Company notifies the Agent and the Banks that the Company wishes to amend any covenant in
               Section VII or any related definition to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Agent notifies the Company that the Agent or the Required Banks wish to amend Section VII or any related definition for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective (and without giving effect to any previous change in GAAP subject to a notice contemplated by this sentence), until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

                                         SECTION II

                                     REVOLVING LOANS

               Section 2.1  Revolving Loan Commitment.

               Subject to the terms and conditions set forth in this Agreement, on and after the Effective Date and to and excluding the Expiration Date, each of the Banks severally agrees to make revolving loans and advances to the Company (the "Loans") in an aggregate amount not to exceed at any time outstanding the amount equal to such Bank's Commitment as then in effect; provided, however, that, after giving effect to any Loan hereunder, the sum of the aggregate amount of Loans outstanding at such time plus the aggregate amount of Letter of Credit Outstandings shall not exceed the Line of Credit then in effect; and provided further, that the aggregate amount of Loans by any Bank outstanding at such time plus such Bank's Percentage of Letter of Credit Outstandings shall not at any time exceed such Bank's Commitment as then in effect.

               Section 2.2  Revolving Note.

                    (a) The Loans made by each Bank pursuant hereto shall be
               evidenced by a promissory note of the Company substantially in the form of Exhibit L (as amended, supplemented, amended and restated, or otherwise modified, each a "Revolving Note" and collectively the "Revolving Notes"), made payable to the order of such Bank in a principal amount equal to such Bank's Commitment as of the Effective Date (or such other amount as may otherwise be relevant as a result of any assignments permitted by this Agreement).

                    (b) The Company hereby irrevocably authorizes each  Bank
               to make (or cause to be made) appropriate notations on such Bank's books and records (including its computer records), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, the interest rate on and Interest Period, if any, applicable from time to time
               to,   the  Loans  evidenced  thereby.   Any  such  notations
               indicating  the  outstanding principal amount of such Bank's
               Loans   shall  (absent   manifest   error)   be   rebuttably
               presumptive evidence of the principal amount thereof owing and unpaid, but the failure to record any such amount shall not, however, limit or otherwise affect the obligations of the Company hereunder or under such Revolving Note to make payments of principal of or interest on such Loans when due.

               Section 2.3  Mandatory  Reduction  and Prepayment.   Upon the
               earlier to occur of (i) the date that is two years after the Effective Date or (ii) the financing or refinancing of all
               or   substantially   all  of  the  LPD-17  Expenditures   in
               accordance  with  Section  6.12  and  the  other  provisions
               hereof,  the  amount   of   the   Commitments  shall  reduce
               automatically to an aggregate amount  equal to the lesser of
               (x) $50,000,000 or (y) the Line of Credit as then in effect, and, in the event that, as a result of the corresponding reduction in the Line of Credit, the aggregate amount of Loans then outstanding plus the aggregate amount of Letter of Credit Outstandings exceeds the Line of Credit (after giving effect thereto), the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Loans by an amount equal to such excess. Said reduction in the Commitments shall be permanent and shall be made pro rata to the Commitments of the Banks.

               Section 2.4  Procedure for Borrowing.

                    (a) A  Loan  may  be  made on any Business Day; provided
               that the Company shall give the Agent an irrevocable Borrowing Request (i) at or before 9:00 a.m. San Francisco time at least three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans, and (ii) at or before 9:00 a.m. San Francisco time on the requested Borrowing Date, in the case of Base Rate Loans, specifying
               (A) the amount to be borrowed, (B) the requested Borrowing Date, (C) whether the borrowing is to be an Offshore Rate Loan or a Base Rate Loan, (D) in the case of Offshore Rate Loans, the requested Interest Period applicable thereto and
               (E) the bank and account number of the Company to which the Agent should wire the proceeds of such Loan. The Agent shall promptly notify the Banks of its receipt of any such irrevocable notice of borrowing from the Company. Each Loan shall be in an aggregate principal amount equal to the lesser of (x) $1,000,000 or an integral multiple of $250,000 in excess thereof or (y) the sum of the then Available Commitments.

                    (b) On or before 11:00 a.m.  San  Francisco  time on the
               Business Day specified in the Company's Borrowing Request, each Bank shall provide the Agent with funds at the Payment Office in an amount equal to such Bank's Percentage of the requested borrowing. The proceeds of each borrowing shall be made available by the Agent to the Company by wire
               transferring  such  funds  to  such   account  as  shall  be
               designated by the Company to the Agent in the notice of borrowing. No Bank's obligation to make any Loan shall be affected by any other Bank's failure to make any Loan. Neither the Agent nor any Bank shall have any liability for the failure of any Bank (other than itself) to fund a Loan.

                    (c) With respect  to  any  Loan,  unless the Agent shall
               have been notified in writing by any Bank prior to the date of making such Loan that such Bank does not intend to make available to the Agent such Bank's portion of the Loan to be made on such date, the Agent may (but shall not be obligated
               to) assume that such Bank has made such amount available to the Agent on that date and, in reliance on such assumption, the Agent may make available to the Company a corresponding amount. If such amount is not made available by such Bank to the Agent on the date of making such Loan, such Bank shall be obligated to pay such amount to the Agent and shall pay to the Agent on demand interest on such amount at the Federal Funds Effective Rate for the number of days from and including the date of making such Loan to the date on which
               such  Bank's   portion   of  the  Loan  becomes  immediately
               available   to   the  Agent,  together   with   such   other
               compensatory  amounts   (including,   but  not  limited  to,
               administrative fees) as may be required to be paid by such Bank to the Agent pursuant to the Rules for Interbank Compensation of the Council of International Banking or of the New York Clearing House Compensation Committee, as the case may be, as in effect from time to time. The Agent (but not the defaulting Bank) shall also be entitled to recover such amount, with interest thereon at the rate per annum then applicable to the Loans comprising such borrowing, upon
               demand,   from  the  Company.   A  statement  of  the  Agent
               submitted to any Bank with respect to any amounts owing under this Section 2.4(c) shall be conclusive and binding in the absence of manifest error. Nothing in this Section 2.4(c) shall be deemed to relieve any Bank from its
               obligation to fulfill  its  Commitments  hereunder.   If any
               Loan shall not be funded on the applicable borrowing date because any condition precedent herein specified shall not have been met, the Agent shall return the amounts so received to the respective Bank as soon as practicable.

               Section 2.5  Voluntary Reduction of Commitments.

                    (a) The Company shall have  the right from time to time,
               upon not less than five Business Days' irrevocable notice to the Agent, to reduce the amount of the Commitments, provided that at no time may the Commitments be reduced by the Company to an amount less than the sum of the outstanding
               principal  amount  of  Loans  and  the  Letter   of   Credit
               Outstandings.   Any such voluntary reduction shall be in  an
               amount of $1,000,000, or an integral multiple thereof.

                    (b) Each reduction in the Commitments shall be permanent
               and irrevocable.   All  reductions  in  Commitments shall be
               made  pro rata to the Commitments of the Banks.   The  Agent
               shall promptly notify each Bank of the amount of any reduction of its Commitment.

               Section 2.6  Optional Prepayments.

                    (a)  Base  Rate  Loans.   The  Company may, from time to
               time, on any Business Day, prepay the  Base  Rate  Loans, in
               whole   or   in  part,  without  premium  or  penalty,  upon
               irrevocable written notice to the Agent by the Company no later than 9:00 a.m. San Francisco time on the date of such prepayment which notice shall specify the date and amount of the prepayment. If such notice is given, the Company shall make such prepayment to the Agent at the Payment Office for the account of and pro rata disbursement to the Banks, and the principal payment amount specified in such notice shall be due and payable on the date specified therein with accrued interest to such date on such amount being due on
               the  next  succeeding  Quarterly   Payment   Date.   Partial
               prepayments of the Base Rate Loans shall be in an aggregate principal amount of $250,000 or integral multiples thereof.

                    (b) Offshore Rate Loans.  The Company may, from  time to
               time, on the last Business Day of the relevant Interest Period, prepay the Offshore Rate Loans, in whole or in part, without premium or penalty, upon irrevocable notice to the Agent by the Company of at least three Business Days,
               specifying the date and amount of  prepayment.   The Company
               may, from time to time, on any Business Day prior to the last Business Day of the relevant Interest Period, prepay the entire amount (and not less than the entire amount) of an Offshore Rate Loan, upon irrevocable notice to the Agent by the Company of at least three Business Days, specifying the date and amount of prepayment; provided, however, that the Company shall pay to the Agent for the account of the Banks in addition to the prepayment amount the sum of the amounts required to be paid in accordance with Section 2.15. If either such notice is given, the Company shall make such prepayment and payment of such other amounts to the Agent at the Payment Office for the account of and disbursement to the Banks, and the payment amount specified in such notice shall be due and payable on the date specified therein together with accrued interest to such date on the amount
               prepaid.   With respect only to the prepayment  of  Offshore
               Rate Loans on the last Business Day of the relevant Interest
               Period,  partial   prepayments  shall  be  in  an  aggregate
               principal amount of $250,000, or integral multiples thereof.

               Section 2.7  Continuation  and  Conversion  Elections.   At
               the election of the Company pursuant to a Continuation/Conversion Notice delivered by telephone and confirmed by either delivering or faxing to the Agent a duly completed and executed Continuation/Conversion Notice, at or before 9:00 a.m., San Francisco time, on any Business Day, the Company may elect from time to time on not less than three Business Days' prior notice:

                    (a) that all,  or  any  portion  in  a minimum aggregate
               principal amount of $1,000,000 and an integral multiple of $250,000 in excess thereof, of any Base Rate Loans be converted into Offshore Rate Loans or, all or any portion in a minimum aggregate amount of $1,000,000 and an integral multiple of $250,000 in excess thereof, of any Offshore Rate Loan be converted into Base Rate Loans;

                    (b)   on  the  expiration   of   the   Interest   Period
          applicable to any Offshore Rate Loans, that all, or any portion in an aggregate minimum principal amount of $1,000,000 and an integral multiple of $250,000 in excess thereof, of such Offshore Rate Loans be continued as Offshore Rate Loans (in the absence of delivery of such notice under this clause prior to the expiration of any Interest Period, the Company will be deemed to have elected that such Offshore Rate Loans be converted to Base Rate Loans), provided that:

                    (x) no portion of the outstanding principal amount
               of any Loans may be continued as, or be converted into, Offshore Rate Loans when any Default or Event of Default has occurred and is continuing; and

                    (y) no portion of the outstanding principal amount
               of any Loans may be made or continued as, or converted into, Offshore Rate Loans if, after giving effect to such action, the aggregate principal amount of any Offshore Rate Loans having a particular Interest Period is less than $1,000,000 or an integral multiple of $250,000 in excess thereof.

               Section 2.8  Interest  Rate  and Payment  Dates.   Interest
          on Loans shall be payable in accordance with this Section 2.8.

                    (a) From the date any Loan  is  made  to  the  date  the
               principal amount of such Loan is repaid in full, interest shall accrue on the outstanding principal amount of such Loan at a rate per annum:

                         (i)   on   that  portion  of  the  outstanding
               principal amount thereof maintained from time to time as a Base Rate Loan, equal to the Alternate Base Rate; and

                         (ii)   on   that  portion  of  the  outstanding
                    principal amount  thereof  maintained from time to
                    time  as  an  Offshore  Rate  Loan,   during  each
                    Interest Period applicable thereto, equal to the Offshore Rate (Adjusted) for such Interest Period plus the Applicable Margin.

                    (b) Notwithstanding the provisions of Section 2.8(a), after the occurrence of any Event of Default until such time when such Event of Default shall have been waived, the Company shall pay interest on the principal amount of all Loans outstanding, to the fullest extent permitted by applicable law, at a per annum rate equal to the rates set forth in Section 2.8(a) plus 2% per annum.

                    (c) Interest accrued on each Loan shall be payable, without duplication:

                         (i)   on  the  maturity  date  of  such   Loan
               (including the maturity date resulting from a reduction of the Commitments hereunder or the acceleration of the Loans in accordance with Section VIII),

                         (ii) with respect to any portion of any Loan prepaid pursuant to Section 2.6, on the date specified in Section 2.6,

                         (iii)  (A)  on  that portion of the  outstanding
                    principal amount thereof maintained as a Base Rate Loan, on each Quarterly Payment Date, commencing
                    with   the  first  such  Quarterly  Payment   Date
                    following  the date of the initial Loan hereunder,
                    and  (B)  on  that   portion  of  the  outstanding
                    principal amount thereof maintained as an Offshore Rate Loan, on the last day of each applicable Interest Period.

               Section 2.9  Fees.

                    (a) Commitment  Fee.   The  Company agrees to pay to the
               Agent for the account of and disbursement to the Banks a commitment fee from and including the Effective Date to but excluding the Expiration Date, equal to the applicable per annum percentage designated as the "Commitment Fee" in
               Schedule III attached hereto and determined in accordance with the provisions of Section 2.17 hereof, based upon the average daily amount of the aggregate Available Commitments of the Banks during the period for which payment is made,
               payable  in   arrears   on   each  Quarterly  Payment  Date,
               commencing on the first Quarterly Payment Date to occur after the date of this Agreement and on the Expiration Date or such earlier date as the Commitments shall terminate as provided herein (such fee to be calculated on the basis of a 360-day year for the actual number of days elapsed).

                    (b) Participation Fee. The Company agrees to pay to the Agent for the account of and disbursement to each of the Banks, respectively, a participation fee in an amount equal to the product of (i) 20 Basis Points (.20%) times (ii) the Commitment of such Bank as set forth on Schedule I attached hereto, such fee to be due and payable at the time of execution hereof by the parties hereto.

                    (c) Other Fees. The Company agrees to pay to the Agent, for its own account and, as applicable, for the account of the Arranger, such other fees in the amounts and at the times specified in the Fee Letter.

               Section 2.10  Computation of Interest.

                    (a) Interest in respect of all Loans shall be calculated
               on the basis of a 360 day year for the actual number of days elapsed. Any change in the interest rate on a Base Rate Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate is established. The Agent shall notify the Company and the Banks as soon as practicable of the effective date and the amount of each such change.

                    (b) Each determination of an interest rate by the  Agent
               pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Banks in the absence of manifest error.

                    (c) It is the  intention of the parties hereto to comply
               strictly   with   applicable    usury   laws;   accordingly,
               notwithstanding any provision to the contrary in this Agreement, any of the Revolving Notes or any other Loan Document, in no event shall this agreement, any Revolving Note or any other Loan Document require or permit the payment, charging, taking, reserving, or receiving of any sums constituting interest under applicable laws which
               exceed the maximum amount permitted by  such  laws.   If any
               such excess interest is contracted for, charged, taken, reserved, or received in documents securing the payment of the Obligations or otherwise relating hereto, or in any communication by the Agent, any Bank or any other Person to the Company or any other Person, or in the event all or part of the principal or interest hereunder shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of
               interest  contracted  for,  charged,   taken,  reserved,  or
               received on the amount of principal actually outstanding from time to time under this Agreement, the Revolving Notes or any Loan Document shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event it is agreed as follows: (i) the provisions of this Section shall govern and control, (ii) any such excess shall be deemed an accidental and bona fide error and canceled automatically to the extent of such excess, and shall not be collected or collectible, (iii) any such excess which is or has been paid or received notwithstanding this
               paragraph  shall  be  credited  against   the   then  unpaid
               principal balance of the Obligations, and (iv) the effective rate of interest shall be automatically reduced to the
               maximum  lawful  rate  allowed  under   applicable  laws  as
               construed by courts having jurisdiction hereof or thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved, or received in connection herewith which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of the Loans, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken,
               reserved, or received.   The  terms of this Section shall be
               deemed to be incorporated in every Loan Document and every communication relating thereto.

               Section 2.11  Payments.  All payments (including prepayments)
               to be  made  by  the   Company   on  account  of  principal,
               Reimbursement Obligations, interest and fees, or by the Banks, shall be made without set off or counterclaim in Dollars and in immediately available funds no later than 11:00 a.m. San Francisco time on the date due hereunder and shall be made to the Agent to its account at such address as the Agent shall give notice to the Company and the Banks (the "Payment Office"). Any payment received by the Agent later than 11:00 a.m. San Francisco time shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. If any payment hereunder (other than payments on the Offshore Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then
               applicable rate during such extension.   Except as otherwise
               provided in this Agreement, payments due hereunder with respect to Offshore Rate Loans shall be made on the final
               Business  Day  of  an  Interest  Period  as  determined   by
               reference to the definition of "Interest Period". Except for payments received by the Agent for the account of the Agent in its capacity as such, or for the account of a specific Bank in accordance with the provisions of this Agreement, the Agent shall forthwith distribute like funds relating to the payment of principal, interest or fees or Reimbursement Obligations pro rata to the Banks (based on their Percentages) to which such payment is due and payable for their accounts and at the addresses as each such Bank shall specify in its notice to the Agent made in accordance with Section 10.1 of this Agreement.

               Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full, the Agent may (but shall not be obligated to) assume that the Company has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due to such Bank. If and to the extent the Company shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand the amount distributed to such Bank together with interest thereon, at the rate equal to the Federal Funds Effective Rate, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent.

               Section 2.12 Inability to Determine Interest Rate. In the event that the Agent shall have determined (which determination shall be conclusive and binding upon the Company and the Banks) that, (i) Dollar deposits are not available to the Agent in the offshore U.S. dollar interbank market or (ii) by reason of circumstances affecting the offshore U.S. dollar interbank market, adequate and reasonable means do not exist for ascertaining the Offshore Rate for any requested Interest Period, in either case, with respect to (a) proposed Loans that the Company has requested be made as Offshore Rate Loans, (b) Offshore Rate Loans that will result from the requested conversion of Base Rate Loans into Offshore Rate Loans or (c) the continuation of Offshore Rate Loans beyond the expiration of the then current Interest Period with respect thereto, the Agent shall forthwith give notice of such determination to the Company and the Banks at least one Business Day prior to, as the case may be, the requested Borrowing Date for such Offshore Rate Loans, the conversion date of such Base Rate Loans or the last day of such Interest Period. If such notice is given (x) any requested Offshore Rate Loans shall be made as Base Rate Loans, unless the Company has provided notice to the Agent that, based upon such unavailability, the Company elects not to make the borrowing, (y) any Base Rate Loans that were to have been converted to Offshore Rate Loans shall be continued as Base Rate Loans and (z) any outstanding Offshore Rate Loans shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Offshore Rate Loans shall be made or continued as such nor shall the Company have the right to convert Base Rate Loans to Offshore Rate Loans.

               Section 2.13 Illegality. Notwithstanding any other provisions herein, if any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Offshore Rate Loans as contemplated by this Agreement, (a) the obligation of such Bank hereunder to make Offshore Rate Loans or convert Base Rate Loans to Offshore Rate Loans shall forthwith be cancelled, (b) all requests to make or continue Offshore Rate Loans shall in the case of such Bank, be deemed to be requests to make Base Rate Loans and (c) the Loans made by such Bank then outstanding as Offshore Rate Loans, if any, shall be converted automatically to Base Rate Loans on the respective next succeeding date(s) on which interest is due with respect to such Loans or within such
               earlier  period   as  is  required  by  law.   If  any  such
               prepayment of an Offshore Rate Loan is made on a day which is not the last day of the Interest Period therefor, the Company shall pay to the Agent for the account of and disbursement to such Bank such amounts as may be required pursuant to Section 2.15.

               Section 2.14  Requirements of Law.

                    (a) In the  event  that  by  reason of any change in any
               Requirement of Law (including, without limitation, the lapse or termination of any treaty) or in the interpretation thereof, or the adoption of any new law, regulation or requirement by any Governmental Authority, or the imposition of any requirement of any central bank whether or not having the force of law, (i) the Agent or any Bank shall, with respect to this Agreement, the Loans, the Letters of Credit
               (or   risk   participations   therein),   the  Reimbursement
               Obligations (or risk participations therein), the Revolving Notes or its obligation to make Loans or issue and/or own
               risk  participations   in   Letters  of  Credit  under  this
               Agreement, be subjected to any withholding or other tax, levy, impost, charge, fee, duty or deduction of any kind whatsoever (other than franchise taxes imposed by the jurisdiction in which the Agent or such Bank is domiciled and other than any tax generally imposed or based upon the net income or branch profits of the Agent or such Bank) (collectively, "Taxes") or (ii) any change shall occur in the taxation of the Agent or such Bank with respect to any
               Loan,    any   Reimbursement   Obligation   (or   any   risk
               participation therein), the interest payable thereon or any fees payable hereunder or referred to herein (other than franchise taxes imposed by the jurisdiction in which the Agent or such Bank is domiciled and other than any change which affects, and to the extent that it affects, the taxation of the net income or branch profits of the Agent or such Bank), and if any such measures or any other similar measure shall result in an increase in the cost to the Agent or such Bank of making or maintaining any Loan or any Letter of Credit or a reduction in the amount of principal, interest or fees receivable by the Agent or such Bank in respect thereof, the Agent or such Bank promptly after learning of the imposition of such cost or reduction in any
               amount   shall   notify  the  Company  and  the  Agent   (if
               applicable) stating the reasons therefor. The Company shall thereafter pay to the Agent or such Bank, upon demand from time to time, as additional consideration hereunder, such additional amounts as will fully compensate the Agent or such Bank for such increased costs or reduced amounts and shall promptly provide the Agent or such Banks, as the case may be, with official tax receipts or other evidence of the payment of any taxes paid by the Company. A certificate as to the increased costs or reduced amounts setting forth the calculations therefor, shall be submitted promptly by the Agent or such Bank to the Company and the Agent (if applicable) and, in the absence of manifest error, shall be
               conclusive  and binding as to the amount  thereof.   If  the
               Agent or Bank receives any additional amounts from the Company pursuant to this subsection (a) the Agent or such Bank shall use its best efforts to obtain a refund, reduction, deduction or credit for any Taxes with respect to the additional amounts paid under this subsection (a). If the Agent or such Bank actually receives or enjoys the benefit of any such refund, reduction, deduction or credit for any such Taxes, the Agent or such Bank shall reimburse the Company if and to the extent, but only the extent, that the Agent or such Bank determines that it has actually received (i) a refund of taxes or other amounts (together
               with  any  interest  actually  received  thereon   from  the
               respective   Governmental   Authority)   which   refund   is
               attributable to the Taxes with respect to which such additional amounts were paid; or (ii) an effective net
               reduction   (through  a  reduction,  deduction,  credit   or
               otherwise) in any taxes or other amounts otherwise payable by the Agent or such Bank (including any taxes imposed on or measured by the net income of the Agent or such Bank), which reduction is attributable to the Taxes with respect to such
               additional amounts were paid.   If,  at  any  time after the
               Agent or such Bank makes a payment to the Company pursuant to the preceding sentence, the Agent or such Bank determines that it was not entitled to the full amount of any refund (together with the interest thereon) reimbursed to the Company as aforesaid or that its taxes are not reduced by a credit or deduction for the full amount of Taxes reimbursed to the Company as aforesaid, the Company upon the demand of the Agent or such Bank will promptly pay to the Agent or such Bank the amounts so refunded to which the Agent or such Bank was not so entitled, or the amount by which the taxes of the Agent or such Bank were not so reduced, as the case may be.

                    (b) In the event  that  any  Bank (including any Bank in
               its capacity as LC Issuer) shall have determined that any Requirement of Law regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by such Bank or any parent of such Bank with any request or directive regarding capital adequacy (whether or not having the force of law, so long as such Bank reasonably believes that compliance therewith is necessary) from any central bank or Governmental Authority, does or shall have the effect of reducing the rate of return on such Bank's capital or the capital of its parent as a consequence of its obligations hereunder to a level below that which such Bank or any parent of such Bank could have achieved but for such law or change or compliance (taking into consideration such Bank's policies or the policies of any parent of such Bank, as the case may be, with respect to capital adequacy) by an amount deemed by such Bank or any parent of such Bank to be material, then from time to time, upon submission by such Bank to the Agent and the Company of a written request therefor, the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank or any parent of such Bank for such reduction.

                    (c) To the extent any reserve and/or special deposit requirement imposed by the adoption of any new law, treaty or regulation or any change therein or in any existing law,
               treaty   or   regulation  (including,  without   limitation,
               Regulation D of the F.R.S. Board) or the interpretation thereof by any Governmental Authority charged with the administration thereof, or by any central bank or other fiscal, monetary or other authority against assets held by, or deposited in or for the amount of any Loans by, any Bank, imposes a cost (whether by incurring a cost or adding to a cost) on a Bank in making or maintaining hereunder an Offshore Rate Loan or reduces the amount of principal or interest received by such Bank with respect to such Loans, then upon demand by such Bank to the Company, which demand shall be made promptly after the Bank learns of the imposition of such cost or reduction in amount, the Company shall (to the extent compensation is not made therefor pursuant to the calculation of the Offshore Rate) pay to the Bank from time to time at the end of each Interest Period with respect to such Offshore Rate Loans, as additional consideration hereunder, additional amounts sufficient to fully compensate such Bank for such increased cost or reduced amount. A certificate as to the increased cost or reduced amount setting forth the calculations therefor shall be promptly submitted by such Bank to the Company and the Agent and, in the absence of manifest error, shall be conclusive and binding as to the amount thereof.

                    (d) In the event that a Bank makes a demand for additional compensation pursuant to this Section 2.14, such Bank agrees to designate a different lending office of said Bank if such designation will avoid the need for, or reduce the amount of, such additional consideration and will not,
               (i) in the judgment of the Agent and such Bank, be otherwise disadvantageous to the Agent and the Banks or such Bank, as the case may be, and (ii) in the judgment of the Company, be otherwise disadvantageous to the Company.

               Section 2.15 Funding Losses. In the event any Bank shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, an Offshore Rate Loan) as a result of:

                    (a) repayment or prepayment of the principal amount of any Offshore Rate Loans on a date other than the scheduled
               last   day  of  the  Interest  Period   applicable   thereto
               (including without limitation mandatory prepayments pursuant to Section 2.3 hereof, as well as voluntary prepayments pursuant to Section 2.5 hereof);

                    (b) any conversion of all or any portion of the outstanding principal amount of any Offshore Rate Loans to Base Rate Loans pursuant to Section 2.7 prior to the expiration of the Interest Period applicable thereto;

                    (c) any Loans not being made as Offshore Rate Loans in accordance with a request therefor;

                    (d) any Loans not being continued as, or converted into, Offshore Rate Loans in accordance with a notice applicable thereto; or

                    (e) any Offshore Rate Loans not being prepaid in accordance with any notice given pursuant to Section 2.5,

               then, upon the request of such Bank to the Company (with a copy to the Agent), the Company shall pay directly to such Bank such amount as will (in the reasonable determination of such Bank) reimburse such Bank for such loss or expense. A statement as to any such loss or expense (including calculations thereof in reasonable detail) shall be submitted by such Bank to the Agent and the Company and shall, in the absence of manifest error, be binding on the Company as to the matters set forth therein.

               Section 2.16 Use of Proceeds. The Company shall apply the proceeds of each Loan to general corporate purposes including, without limitation, payment of any unpaid Reimbursement Obligations.

               Section 2.17 Certain Pricing Terms. From and after the Effective Date, the Applicable Margin, Commitment Fee and Letter of Credit Commission applicable at any time shall be the respective number of Basis Points specified in Schedule III attached hereto in the column identified by the Pricing Level corresponding to the Reference Ratio as of the last day of the fiscal quarter most recently ended. The Applicable Margin, Commitment Fee and Letter of Credit Commission shall be calculated in reliance on the most recent financial reports delivered pursuant to Sections 6.1(a) and 6.1(b) hereof; except that for the period from the Effective Date to the time of delivery of financial reports for the quarter in which the Effective Date occurs, said calculation shall be made based on the most recent financial reports delivered pursuant to Sections 6.1(a) and 6.1(b) of the Existing Credit Agreement. Each adjustment of the Applicable Margin, Commitment Fee and Letter of Credit Commission shall be made by the Agent as of the first day following the date of delivery of the financial statements pursuant to Sections 6.1(a) and 6.1(b) (the "Adjustment Date"). Such adjusted Applicable Margin, Commitment Fee and Letter of Credit Commission shall be effective as of the
               Adjustment Date. Notwithstanding the foregoing, in the event the Company shall fail for any reason to deliver any of the requisite financial statements within five (5) days of the applicable date specified in Section 6.1(a) or 6.1(b), the Applicable Margin, Commitment Fee and Letter of Credit Commission shall be determined, from the first day after the date such financial statements were required to have been delivered pursuant to Section 6.1(a) or 6.1(b) (without regard to any grace or cure period applicable thereto pursuant to Article VIII) until the same are delivered in accordance therewith, on the assumption that the Reference Ratio is an amount classified in Schedule III as "Level III."

               Section 2.18  Certain   Provisions  Regarding   Release  and
               Re-Pledge of Certain Collateral.

                    (a) At any time after the refinancing of all or substantially all of the LPD-17 Expenditures in accordance with Section 6.12 and the other provisions hereof and the
               mandatory   reduction   of   the   Commitments  and  related
               prepayments (if any) required pursuant to Section 2.3 hereof, and without any further consent of the Banks (such consent to be deemed to be hereby given), the Company may request that the Agent, and the Agent shall (upon written request made by the Company and at the Company's expense, within 30 days of the Agent's receipt of such request accompanied by all necessary documents in form and substance acceptable to the Agent), release the liens and other security (but not the Subsidiary Guarantees) securing the Obligations, other than the liens created by the 900 Foot Floating Drydock Mortgage, provided that at the time of the requested release no Default or Event of Default shall have
               occurred and be continuing.    Upon the release of the Liens
               and other security securing the Obligations under this subsection 2.18(a), unless and until such Liens and other security interests are required to be re-granted pursuant to subsection 2.18(b) hereof, the Company shall no longer be required to comply with Section 6.4 (but only with respect to the second sentence thereof), Section 6.9, Section 6.10,
               Section 6.11, Section 7.15 or any other provisions the Agent, the Required Banks and the Company agree are no longer applicable due to the release of Liens contemplated by this subsection 2.18(a).

                    (b)  In   the  event  liens  are  released  pursuant  to
                    subsection (a) of this Section 2.18, if at any time thereafter a Default or an Event of Default shall occur and be continuing (regardless of whether such Default or Event of Default is subsequently cured), the Company and each Subsidiary shall, at the Company's expense and promptly upon request made by the Required Banks or the Agent, grant liens and security interests in all Collateral of the type which was released pursuant to subsection (a) above, as well as all capital stock of
                    all then Subsidiaries.   In  such event the Company and
                    each Subsidiary, promptly upon request made by the Agent, at the Company's expense shall (i) execute and deliver Security Agreements (substantially in the form of the Security Agreement (Company) and the Subsidiary Security Agreement with such revisions as may be requested by the Agent or the Required Banks), Stock Pledge Agreement(s) to cover stock of all Subsidiaries
                    (substantially   in   the  form  of  the  Stock  Pledge
                    Agreement (Company) and the Stock Pledge Agreement (Subsidiary), with such changes as may be requested by the Agent or the Banks), financing statements, stock powers, Assignment of Claims Notices with respect to Navy Contracts of the Company and each Subsidiary properly executed by the appropriate administrative contracting officer and disbursing officer and if applicable any surety on any bond applicable to the
                    Navy   Contracts,   Cash  Management  Letters  properly
                    executed  by  the  depository   institution(s)  holding
                    deposit accounts into which proceeds of collateral are deposited, and such Collateral Access Agreements as may be required by the Agent or the Required Banks, (ii) deliver stock certificates and executed stock powers in connection with stock being pledged, (iii) establish and maintain cash collateral accounts of the type described in the Security Agreement (Company) and
                    Subsidiary Security  Agreements,  (iv)   deliver  legal
                    opinions covering such matters as the Required Banks shall reasonably request, and (v) execute, deliver and obtain such other agreements and documents as the Agent or the Required Banks shall request in order to create and perfect the security interests and liens and
                    otherwise  effectuate  the terms of this Section.   Any
                    request made by the Agent or the Required Banks pursuant to this Section 2.18(b), shall not be deemed a waiver of any Default or Event of Default, and the Agent and the Banks shall retain all of their rights and remedies pursuant hereto and pursuant to the other Loan Documents and applicable law.

                    (c) In the event the Company and its Subsidiaries are required to grant liens pursuant to Subsection (b) of this Section 2.18, neither the Company nor any Subsidiary shall thereafter be entitled to request a release of such liens pursuant to subsection (a) of this Section 2.18.

               Section 2.19  Extensions of Expiration Date.  The Company may,
                    by giving the Agent an Extension Notice not more than 90 days, but not less than 60 days, prior to the then current Extension Date, request that the Banks consent to an extension of the then current Expiration Date for a period of one year. Each Bank may, by an irrevocable notice (a "Consent Notice") to the Company and the
                    Agent given within 30 days after receipt of such request by the Agent, consent to such request of the Company, which consent may be given or withheld by each Bank in its absolute and sole discretion. Failure by any Bank to give its consent in writing within such 30 day period shall be deemed a refusal by such Bank of such request. If less than all of the Banks consent to the request for extension, the Company's request shall
                    be  denied  and  the  Expiration   Date   shall  remain
                    unchanged.    However,   if   a   Consent   Notice   is
                    subsequently obtained from all of the Banks party to this Agreement prior to the then current Extension Date (even if not within the time period specified above), the Expiration Date shall be so extended and all references in the Loan Documents to "Expiration Date" shall refer to the Expiration Date, as so extended.

               Section 2.20 Additional Banks; Optional Increase of Total Commitments.

               (a) The Company shall have the right, at any one time prior to March 31, 1997, with the consent of the Agent (which consent shall not be unreasonably withheld), but without the need for the consent of any Bank, to add one or two additional banks or other financial institutions selected by the Company and acceptable to the Agent (each, an "Additional Bank") as parties to this Credit Agreement and as "Banks" hereunder, and, correspondingly, to increase the aggregate amount of the Commitments up to an amount not to exceed the lesser of (i) $85,000,000 or (ii) the amount equal to (A) the aggregate amount of the Commitments immediately prior to such increase plus (B) $10,000,000. The Commitment of each such Additional Bank shall be an amount not less than $10,000,000, and the aggregate Commitments of all Additional Banks shall be an amount not to exceed $20,000,000.

               (b) As a condition to the addition of any Additional Bank as a party hereto and to any corresponding increase in the aggregate amount of the Commitments, the Company and each Additional Bank shall execute and deliver to the Agent, for its acceptance and recording in the Register, a letter agreement ("Commitment Agreement") in substantially the form of Exhibit Q attached hereto together with a processing and recordation fee of $3,000. Upon the acceptance of such agreement by the Agent, from and after the date specified as the "Commitment Date" in such agreement (the "Commitment Date"):

               (i) the Additional Bank party thereto shall be and become a party hereto and shall have the rights and obligations of a "Bank" hereunder;

               (ii) the "Commitments" of  BAI  and of Whitney National
                    Bank shall be reduced automatically, in equal dollar amounts, respectively, in an aggregate amount equal to the amount, if any, by which the aggregate Commitments of the Additional Banks exceed $10,000,000, provided, however, that, if said Commitments exceed $10,000,000 by more than
                    $8,000,000, the amount of such excess over $8,000,000 shall be applied wholly in reduction of the Commitment of BAI, such that the reduction in the Commitment of Whitney National Bank pursuant hereto shall not exceed $4,000,000;

               (iii) the "Percentage" of each Bank shall adjust automatically to the amount equal to the result obtained by dividing (A) the then effective Commitment of such Bank (after giving effect to any adjustment of the individual Commitment of such Bank effected pursuant hereto) by (B) the total Commitments of all Banks (after giving effect to the increase in the aggregate Commitments and adjustments of individual Commitments effected pursuant hereto);

               (iv) the Company shall pay to the Agent for the account of and disbursement to the Additional Banks, respectively, a participation fee in an amount equal to the product of (i) 20 Basis Points (.20%) times (ii) the aggregate Commitment of such Banks up to the first $10,000,000 thereof, as if such fee had been payable pursuant to Section 2.9 hereof and not in addition thereto, and, in the event that the aggregate amount of the Commitments of the Additional Banks exceeds $10,000,000, BAI and Whitney National Bank shall each remit to the Agent, for the account of and disbursement to the Additional Banks, a pro rata portion of the "participation fee" paid to BAI and Whitney National Bank pursuant to Section 2.9(b) hereof equal to the product of (A) 20 Basis Points (.20%) times (B) the amount by which such Bank's Commitment is decreased pursuant to clause (ii) above, for payment over to the Additional Banks pro rata in relation to their respective Commitments; and

               (v) the "Line of Credit" correspondingly shall increase by the amount of such increase in the aggregate Commitments.

          The Agent shall promptly notify each Bank of the amount of any such adjustment to its "Commitment" and/or "Percentage" pursuant hereto.

               (c)  In  the  event that there are any Loans outstanding  at the time of the addition of an Additional Bank as a party hereto, said Additional Bank shall fund a portion of the Loans outstanding on the Effective Date by wire transfer to the Agent of  immediately  available  funds  in  an  amount  equal  to  its
          Percentage (after giving effect to the adjustment of the Percentages in accordance with clause (b) above) of the Loans outstanding. Upon receipt of such funds, the Agent shall remit to each of the Banks (other than the Additional Banks) the portion thereof equal to the excess of (i) the amount equal to such Bank's Percentage (before giving effect to the adjustment of the Percentages in accordance with clause (b) above) of the Loans outstanding over (ii) the amount equal to such Bank's new
          Percentage (after giving effect to the adjustment of the Percentages in accordance with clause (b) above) of the Loans outstanding, in reduction of the principal balance of the Loans of each such Bank then outstanding. Notwithstanding the foregoing, such Banks shall remain entitled to all interest and fees accrued with respect to the portion of the Loans funded by any Additional Bank up to, but not including, the Effective Date, and, conversely, the Additional Banks shall be entitled to all interest and fees that shall accrue with respect to the portion of the Loans funded by any Additional Bank on and after the Effective Date.

               (d) By executing and delivering a Commitment Agreement, an Additional Bank confirms and agrees as follows: (i) such Additional Bank appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto, and (ii) such Additional Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

               (e) Upon its receipt of a Commitment Letter executed by the Company and an Additional Bank, the Agent shall, if such Commitment Letter has been completed and is in the form required hereby, (i) accept such agreement and (ii) record the information contained therein in the Register. Within five (5) Business Days after its receipt of such Commitment Letter, the Company shall execute and deliver to the Agent (x) a new Revolving Note to the order of the Additional Bank in an amount equal to the Commitment of such Additional Bank, and (y) in exchange for the Revolving Note of any Bank whose Commitment is reduced pursuant to this
          Section 2.20 (which shall be delivered to the Agent by such Bank in exchange for such replacement Note), a new Revolving Note to the order of such Bank in an amount equal to the adjusted Commitment of such Bank. Any such Revolving Notes so issued shall re-evidence the Indebtedness outstanding under the old Revolving Notes.


                                         SECTION III

                                    LETTERS OF CREDIT

               Section 3.1  Requests.

                    (a) By delivering  to  the  Agent  and  the LC Issuer an
               Issuance Request on a Business Day prior to the Expiration Date and not less than three Business Days prior to the requested date of issuance, the Company may request that the LC Issuer issue an irrevocable standby letter of credit or a
               documentary   letter  of  credit  to  support  non-financial
               performance obligations of the Company or a Subsidiary incurred by the Company or such Subsidiary in the ordinary course of business and which are described in the Issuance
               Request  (a  "Non-Financial   Letter   of   Credit")  or  an
               irrevocable standby letter of credit or a documentary letter of credit to support payment obligations of the Company or a Subsidiary incurred by the Company or such Subsidiary in the ordinary course of business and which are described in the Issuance Request (a "Financial Letter of Credit"), each in such form as may be approved by the LC Issuer and the Agent (each, a "Letter of Credit"). Upon receipt of each Issuance Request, the Agent shall promptly notify the Banks thereof. The stated amount of any Letter of Credit requested to be issued pursuant to an Issuance Request shall be denominated in Dollars.

                    (b)  Each Letter of Credit shall by its terms:   (i)  be
               issued in a stated amount which (A) is at least $100,000, and (B) does not exceed (or would not exceed) the then Letter of Credit Availability; (ii) initially be stated to expire on a date (its "Stated Expiry Date") no later than the earlier of 12 months from its date of issuance or the Expiration Date, whichever occurs first; and (iii) prior to its Stated Expiry Date (A) terminate immediately upon notice to the LC Issuer thereof from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full and delivery of the original Letter of Credit to the LC Issuer or (B) reduce in
               part  immediately   and   to   the  extent  the  beneficiary
               thereunder has notified the LC Issuer thereof that the obligations covered thereby have been paid or otherwise satisfied in part.

               Section 3.2  Issuance.  Subject to the terms and conditions of this Agreement, the LC Issuer shall issue Letters of Credit in accordance with the Issuance Requests made therefor. Prior to the issuance of any Letter of Credit, the Company shall have properly completed all of the LC Issuer's
               required  standard letter of credit documentation.   The  LC
               Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance
               Request therefor to the beneficiary thereof (and will promptly provide the Agent with a copy of such Letter of Credit and the Agent shall promptly provide a copy thereof to each of the Banks).

               Section 3.3  Fees and Expenses.

                    (a) Letter of Credit Fee.  The Company agrees  to pay to
               the Agent for the account of the Banks, with respect to each Letter of Credit a per annum fee (the "Letter of Credit Fee") equal to the product of (i) the average daily undrawn amount of the Letters of Credit and (ii) the Letter of
               Credit Commission.   Such  Letter  of  Credit  Fee  shall be
               payable in arrears with respect to each Letter of Credit  on
               each   Quarterly  Payment  Date  during  the  term  of  each
               respective Letter of Credit and on the termination thereof (whether at its Stated Expiry Date or earlier). The Company further agrees to pay to the Agent for the account of the LC Issuer all reasonable administrative expenses of the LC
               Issuer   in   connection  with  the  issuance,  maintenance,
               modification (if any) and administration of each Letter of Credit and standard negotiation charges upon demand from time to time. After the occurrence of an Event of Default until such time as such Event of Default shall be waived, the Letter of Credit Fee described in this Section 3.3 shall be calculated by increasing the Letter of Credit Commission by two percent (2%).

                    (b) Issuance Fee.  The Company  agrees  to  pay  to  the
               Agent for the account of the LC Issuer with respect to each Letter of Credit a per annum "Issuance Fee" equal to the product of (i) the average daily undrawn amount of the Letters of Credit and (ii) one-eighth of one percent (0.125%). Such Issuance Fee shall be due and payable in arrears with respect to each Letter of Credit on each Quarterly Payment Date during the term of each respective Letter of Credit and on the termination thereof (whether at its Stated Expiry Date or earlier).

               Section 3.4 Existing Letters of Credit; Banks' Participation.

                    (a)  (i)  On  and after the Effective Date, the Existing
               Letters  of  Credit  shall   be  deemed  for  all  purposes,
               including for purposes of the fees to be collected pursuant to Section 3.3(a) of this Agreement, and reimbursement of costs and expenses to the extent provided herein, Letters of Credit outstanding under this Agreement and entitled to the benefits of this Agreement and the other Loan Documents. Each Bank shall be deemed to and hereby irrevocably and unconditionally agrees to purchase from the LC Issuer on the Effective Date a participation in each Existing Letter of Credit and shall make available to the LC Issuer, regardless of whether any Default or Event of Default shall have
               occurred  and  is  continuing,   an   amount  equal  to  its
               respective Percentage of each drawing on each Existing Letter of Credit in same day or immediately available funds not later than the times specified in Section 3.4(a)(ii) hereof.

                         (ii) To the  extent  of  its Percentage, each Bank
               agrees to and shall be deemed to have irrevocably purchased a participation in each Letter of Credit on the date of issuance thereof and shall be entitled to receive from the Agent a ratable portion of the Letter of Credit Fees received by the Agent pursuant to Section 3.3(a) hereof. Each Bank shall make available to the LC Issuer, regardless of whether any Default or Event of Default shall have occurred and is continuing, an amount equal to its respective Percentage of each drawing on each Letter of Credit in same day or immediately available funds not later than 11:00 a.m. San Francisco time on each Disbursement Date (as hereinafter defined) for each such drawing.

                         (iii) In the event that any Bank fails to make available to the LC Issuer the amount of such Bank's Percentage of any drawing on a Letter of Credit as provided herein, the LC Issuer shall be entitled to recover such amount on demand from such Bank together with interest at the daily average Federal Funds Effective Rate for the first three Business Days after the Disbursement Date (together with such other compensatory amounts, including, but not limited to, administrative fees, as may be required to be paid by such Bank to the Agent pursuant to the Rules for Interbank Compensation of the Council on International Banking or of the New York Clearing House Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the Base Rate.

                    (b) The Agent shall distribute to each Bank that has paid all amounts payable by it under Section 3.4(a) with respect to any Letter of Credit issued by the LC Issuer such Bank's Percentage of all payments received by the Agent from the Company in reimbursement of drawings honored by the LC Issuer under such Letter of Credit when such payments are received.

               Section 3.5 Disbursements.  The  LC Issuer  will  notify the
                         Company and the Agent promptly of the presentment for payment of any Letter of Credit (on the date of presentment, if possible, and otherwise on the next Business Day, it being agreed that such notice may be made by phone), together with notice of the date (the "Disbursement Date") such payment shall be made, and the Agent promptly will notify the Banks of such matters. Subject to the terms and provisions of such Letter of Credit, the LC Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m. San Francisco time on the Disbursement Date the Company shall (by payment to the Payment Office for distribution by the Agent) reimburse the LC Issuer and the Banks for all amounts which have been disbursed under such Letter of Credit. To the extent the LC Issuer and the Banks are not reimbursed in full in accordance with this Section 3.5, the Reimbursement Obligation shall accrue interest at the Alternate Base Rate plus a margin of 2% per annum, payable on demand.

               Section 3.6  Reimbursement.  The   Company's   obligation (a
                         "Reimbursement Obligation") under Section 3.5 to reimburse the LC Issuer and the Banks with respect to each drawing under each Letter of Credit (including interest thereon), and each Bank's obligation to fund each drawing shall be absolute and unconditional under any and all circumstances and irrespective of any set off, counterclaim, or defense to payment which the Company or any Bank may have or have had against any Bank, the LC Issuer, the Company or any beneficiary of a Letter of Credit, including, without limitation, any defense based upon the occurrence of any Default or Event of Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, or any failure to apply or misapplication by the beneficiary of the proceeds of any disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit.

               Section 3.7  Deemed  Disbursements;  Other  Cash  Collateral
                         Requirements.

                    (a)   Upon the occurrence and during the continuation of
                         an Event of Default, then:

                         (i) automatically in the case of any Event  of
               Default described in Section VIII(h), and at the election of the Required Banks in the case of any other Event of Default, an amount equal to that portion of the Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all outstanding Letters of Credit shall, without demand upon or notice to the Company, be deemed to have
               been    paid   or   disbursed   by   the   LC    Issuer
               (notwithstanding that such amount may not in fact have been so paid or disbursed); and

                         (ii) upon notification by the Agent to the Company of its obligations under this Section, the Company shall be immediately obligated to reimburse the LC Issuer for the amount deemed to have been so paid or disbursed by the LC Issuer; provided, that to the extent the LC Issuer is not reimbursed for the amounts deemed to have been paid or disbursed by the LC Issuer under this Section 3.7, such Reimbursement Obligation shall not accrue interest until such time as the LC Issuer makes actual payment to the beneficiary (or its designee) of the Letter of Credit and until the Letter of Credit is actually drawn, the fees
          payable  under  Section  3.3   with  respect  thereto  shall
          continue to accrue.

                    (b) Any amounts so payable by the Company pursuant to this Section shall be deposited in cash with the Agent (or, upon the direction of the Agent, with the LC Issuer) and held as collateral security for the Obligations in connection with any Letter of Credit and shall be invested by the Agent (or, if applicable, the LC Issuer) in Cash Equivalent Investments the interest on which shall be held as collateral security for such Obligations and applied to pay such Obligations then due and unpaid. At such time when all Events of Default shall have been waived, the Agent (or, if applicable, the LC Issuer) shall return to the Company all amounts then on deposit with the Agent (or, if applicable, the LC Issuer) pursuant to this Section (including any income from Cash Equivalent Investments), net of any amounts applied to the payment any of such Obligations and net of any account set-up expenses.

               Section 3.8 Nature of Reimbursement Obligations. The Company shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Except to the extent of its own gross negligence or willful misconduct, the LC Issuer shall not be responsible for:

                    (a)   the   form,   validity,   sufficiency,   accuracy,
          genuineness,  or  legal effect of any Letter  of  Credit  or  any
          document  submitted   by   any   party  in  connection  with  the
          application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

                    (b)   the   form,   validity,   sufficiency,   accuracy,
          genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part;

                    (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                    (d) errors, omissions, interruptions, or delays in transmission or delivery of any information or messages, by mail, cable, facsimile, telegraph, telex, or otherwise;

                    (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a disbursement under a Letter of Credit or of the proceeds thereof;

                    (f)   errors in interpretation of technical terms;

                    (g) any misapplication by a beneficiary of the proceeds of any disbursement under any Letter of Credit; or

                    (h) any consequences arising from causes beyond the control of the LC Issuer including, without limitation, acts of any Governmental Agency.

               None  of the foregoing shall affect, impair, or prevent  the vesting of any of the rights or powers granted to the LC Issuer hereunder.

               Section 3.9  Indemnity.   In  addition to amounts payable as
                    elsewhere provided in this Section III, the Company hereby agrees to protect, indemnify, pay and save LC Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which LC Issuer may incur or be subject to as a consequence, direct or indirect, of the issuance of the Letters of Credit, other than as a result of the gross negligence or willful misconduct of the LC Issuer as determined by a court of proper jurisdiction.

                                            SECTION IV

                                REPRESENTATIONS AND WARRANTIES

               To  induce  the  Agent  and the Banks  to  enter  into  this
                    Agreement and to make each Loan and the LC Issuer to issue the Letters of Credit herein provided for, the Company hereby represents and warrants to the Agent, the Banks and the LC Issuer that:

               Section  4.1  Financial Condition.  The consolidated balance sheet of the Company and its consolidated Subsidiaries as of December 31, 1995, and the related consolidated statements of operations and the related consolidated statement of shareholders' equity for the fiscal year ended on such date (certified by Deloitte & Touche), and the unaudited consolidated balance sheet of the
                    Company and its consolidated Subsidiaries as of September 30, 1996, and the related consolidated statements of operations and statement of stockholders' equity for the period ended on such date, copies of which have heretofore been furnished to the Agent, present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations for the fiscal year and the interim period then ended. All such audited financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). All unaudited financial statements, including the related schedules and notes thereto, have been prepared on a basis consistent with those financial statements prepared as of December 31, 1995. Neither the Company nor any of its consolidated Subsidiaries had, at the date of the balance sheet for the period ended September 30, 1996, referred to above, any material Contingent Obligation, contingent liability or liability for taxes, long term leases or unusual forward or long term commitment, which is not reflected in the foregoing statements or in the notes thereto.

               Section  4.2  No  Change.  Since December 31, 1995, there has been no material adverse change in the business, operations, business prospects, property or financial or other condition of the Company and its Subsidiaries,
                    taken  as  a  whole,  as  such  business,   operations,
                    property, or financial or other condition of the Company and its Subsidiaries existed on such date.

               Section 4.3  Corporate Existence: Compliance with Law.  Each of the Company and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify  could  not reasonably be expected to have a
                    Material  Adverse  Effect,   and  (d)  is  in  material
                    compliance with all Requirements of Law, except to the extent that the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

               Section 4.4  Corporate  Power:  Authorization:   Enforceable
                    Obligations. The Company has the corporate power and authority to make, deliver and perform this Agreement and the other Loan Documents, to borrow and cause the issuance of Letters of Credit hereunder and to grant the Liens or make the pledges provided in the
                    Collateral documents and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and the other Loan Documents and to authorize the execution, delivery and performance of this Agreement and the other Loan Documents and to authorize the grant of the Liens or the pledge of stock provided in the Collateral Documents. No shareholder vote is necessary to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement and the other Loan Documents or to authorize the grant of the Liens or the pledge of stock provided in the Collateral Documents, except for (i) the filing of the UCC financing statements, (ii) notices or filings required with respect to the Government Contracts (including, without limitation, the Navy Contracts) and (iii) certain consents, notices or filings in connection with the 900 Foot Floating Drydock Mortgage and the Mortgage
                    Amendment, all of which filings, notices and consents referred to in the foregoing clauses have been made, obtained or given, as appropriate, and all of which are in full force and effect. Each of the Loan Documents has been duly executed and delivered on behalf of the Company. This Agreement constitutes, and each of the other Loan Documents constitutes, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               Section 4.5 No Bar.  The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings and issuance of Letters of Credit hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or of any of its Subsidiaries, and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or assets pursuant to any Requirement of Law or Contractual Obligation except for the Liens granted pursuant to the Collateral Documents.

               Section 4.6 No Material Litigation.  Except as set forth  on
                    Schedule 4.6, no litigation, investigation, or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to this Agreement or the other Loan Documents or any of the transactions contemplated hereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

               Section  4.7  No Default.  Neither the Company nor any of it
                    Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which could reasonably be expected to have a Material Adverse Effect.

               Section  4.8  Ownership of Property:   Liens.   Each  of the
                    Company and its Subsidiaries has good recordable and marketable title in fee simple to or valid leasehold interests in all its real property, and good title to or valid leasehold interests in all its other property (other than property held under Financing Leases) material to its business, and none of such property is subject to any Lien, except as permitted in Section 7.2 of this Agreement.

               Section  4.9  No  Burdensome  Restrictions.   No Contractual
                    Obligation of the Company or any of its Subsidiaries and no Requirement of Law to which the Company or any of its Subsidiaries is subject could reasonably be expected to have a Material Adverse Effect.

               Section 4.10 Taxes.  Each of the Company and its Subsidiaries
                    has filed or caused to be filed all tax returns which to the knowledge of the Company are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it and any of its property by any Governmental Authority (other than those the amount or validity of which is currently
                    being   contested   in   good   faith   by  appropriate
                    proceedings and, if applicable, with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); and no tax Liens have been filed and, to the knowledge of the Company, no claims are being asserted with respect to any such taxes, fees or other charges other than with respect to Customary Permitted Liens.

               Section 4.11 Regulations G, T, U and X.  Neither the Company
                    nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock, and less than 25% of the assets of the Company, individually and on a consolidated basis with its Subsidiaries, consists of margin stock. The proceeds of any Loans made hereunder will not be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulations G, T, U or
                    X. Terms for which meanings are provided in F.R.S. Board Regulations G, T, U and X have such meanings when such terms are used in this Section 4.11.

               Section 4.12 ERISA.

                    (a) Prohibited Transactions. Neither the Company nor any Subsidiary has engaged in a transaction in connection with which the Company or any Subsidiary could be subject to a material liability for either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by
               Section 4975 of the Code.

                    (b) Plan Termination; Material Liabilities.   There  has
               been no termination of a Plan or trust created under any Plan that would give rise to a material liability to the
               PBGC  on the part of the Company or an ERISA Affiliate.   No
               material liability to the PBGC has been or is expected to be incurred with respect to any Plan by the Company or an ERISA
               Affiliate.   The  PBGC  has  not  instituted  proceedings to
               terminate  any  Plan  which  is  maintained  or  is  to   be
               maintained by the Company or an ERISA Affiliate. There exists no condition or set of circumstances which presents a material risk of termination or partial termination of any Plan by the PBGC. The Company and each Code Affiliate have paid all premiums to the PBGC when due.

                    (c) Accumulated Funding Deficiency. Full payment has been made of all amounts which are required under the terms of each Plan to have been paid as contributions to such Plan as of the last day of the most recent fiscal year of such Plan ended on or before the date of this Agreement, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan or any employee pension benefit plan (as defined in ERISA) maintained by a Code Affiliate. The aggregate contributions the Company must pay to the Plans under the minimum funding rules of Section 412 of the Code will not exceed $5,000,000 in 1996 and $10,000,000 in 1997. Neither the Company nor any Code Affiliate has failed to make a required installment under
               Section 412(m) of the Code or any other payment required under Section 412 of the Code on or before the due date.

                    (d) Relationship of Benefits to Pension Plan Assets. As
               of January 1, 1996, the current value of the benefit liabilities of each Single Employer Plan does not exceed the fair market value of the assets of such Plan based on valuing the liabilities using a 7.25% discount rate.
               Neither the Company nor a Code Affiliate is required to provide security to a Plan or an employee pension benefit plan (as defined in ERISA) maintained by a Code Affiliate under Section 401(a)(29) of the Code.

                    (e) Withdrawal Liability.   Neither the Company nor any
               ERISA Affiliate has incurred withdrawal liability with respect to any Multiemployer Plan. To the best knowledge of the Company, the liability to which the Company and any ERISA Affiliate would become subject under ERISA if the Company and any ERISA Affiliate were to withdraw completely from all Plans which are Multiemployer Plans as of the most recent valuation date, together with any secondary liability for withdrawal liability the Company and any ERISA Affiliate may have as of the date hereof with respect to any Multiemployer Plan, could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, no such Multiemployer Plan is in reorganization (as such term is defined in Section 4241 of ERISA) or is insolvent (as such term is defined in Section 4245 of ERISA). Neither the Company nor any ERISA Affiliate contributes to or has any liability with respect to any Multiemployer Plan.

                    (f) Retiree Welfare Benefits.  The excess of the present
               value of the projected liability in respect of post-retirement health, medical and other welfare benefits for retired employees of the Company and its Subsidiaries determined using assumptions which are reasonable in the aggregate over the fair market value of any fund, reserve or other asset segregated for the purpose of satisfying such liability, does not exceed $2,500,000 as of December 31, 1996 based on the valuation performed as of January 1, 1996.

                    (g) ESOP.  The stock of the Company held in the Avondale
               Industries, Inc. Employee Stock Ownership Plan (the "ESOP") is "readily tradeable on an established market" within the
               meaning   of  Section  409(h)  of   the   Code;   therefore,
               participants in the ESOP do not have the right to require that the Company repurchase such shares when distributed from the ESOP.

               Section 4.13 Subsidiaries. At the date of this Agreement the Company has no Subsidiaries except those listed on Schedule 4.13, and the Company owns the percentage of outstanding voting shares of each such Subsidiary indicated on such Schedule.

               Section 4.14 Government Regulation. Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               Section 4.15 Environmental  Matters.   Except  as  set forth in
               Schedule 4.15:

                    (a) all facilities and property (including underlying groundwater) owned or leased by the Company or any of its
               Subsidiaries   are   in   material   compliance   with   all
               Environmental Laws the non-compliance with which could reasonably be expected to have a Material Adverse Effect;

                    (b) there have been no  Releases  of Hazardous Materials
               at, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

                    (c) there  are  no  underground storage tanks, active or
               abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

                    (d) there are no polychlorinated biphenyls or friable asbestos present at any property now owned or leased by the Company or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

                    (e) as of the date of this Agreement, to the knowledge of the Company, no conditions exist at, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries which, with the passage of time or the giving of notice or both, would give rise to liability under any Environmental Law which could reasonably be expected to have a Material Adverse Effect.

               Section 4.16 Judgments or Litigation.  Except as set forth on
               Schedule 4.6, no judgments, orders, writs or decrees are outstanding against the Company or any of the Subsidiaries nor is there now pending or, to the best of the Company's knowledge, threatened any litigation, protest, challenge, action, contested claim, investigation, arbitration, or governmental proceeding (i) by or against the Company or any
               of  the  Subsidiaries   in   which  there  is  a  reasonable
               possibility of an adverse decision which (taking into account insurance coverage) could reasonably be expected to have a Material Adverse Effect or (ii) whether or not the Company or any Subsidiary is a party thereto, seeking any
               determination   or   ruling  that  might  materially  affect
               adversely  the  rights  of  the  Company  under  the  LPD-17
               Contract.

               Section 4.17 Government Contracts. Neither the Company nor any Subsidiary has ever been debarred or suspended from contracting (as a first tier or any other level of subcontractor) for or bidding on any Government Contract (as such term is defined below) or had a Government Contract cancelled or terminated for default by the Company or a Subsidiary, as the case may be. Neither the Company nor any of its Subsidiaries is currently debarred or suspended from (or has received notice that it is under investigation with respect to a possible debarment or suspension from) bidding on or entering into any contract with or for any Governmental Authority (together with each Navy Contract, a "Government Contract"). Neither the Company nor any of its Subsidiaries has been given notice (i) that any Government Contract may be or will be terminated for the convenience of a Governmental Authority or by virtue of a default by the Company or any of its Subsidiaries, as the case may be, (ii) other than the contracting officer's order to suspend performance under the LPD-17 Contract referenced in Schedule 4.6, that a major program or Contract of the Company or any Subsidiary will be eliminated or substantially reduced or suspended, (iii) requiring or resulting in, loss of use or substantial impairment or interference of use by the Company or any of its Subsidiaries, as the case may be, of any facilities owned by a Governmental Authority, or (iv) that any relevant budget authority or contract authority has been exceeded with respect to any Government Contract which in any such case could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries anticipates incurring cost overruns on any Government Contracts which could reasonably be expected to have a Material Adverse Effect.

               Section 4.18 Modular Construction. The Company has full right to use the modular construction technology used (or needed to be used) in the completion of its Government Contracts subject to no patent, technology or other license from any
               Person.   No  Person has made a written  claim  against  the
               Company that such use is in violation of any patent rights or proprietary information and there is no pending or, to the best knowledge of the Company, threatened litigation, or arbitration in which it is alleged that the Company's use of such technology violates any patent or proprietary right.

               Section 4.19 Licenses, Permits. The Company and each of its Subsidiaries have all permits, certificates, licenses (including patent and copyright licenses), approvals and other authorizations required in connection with the operation of their businesses, except those which could not reasonably be expected to have a Material Adverse Effect.

               Section 4.20 Navy Contracts. Except as set forth on Schedule 4.20, the Company has the right under the Navy Contracts to assign the Company's right, title and interest to the proceeds thereof to the Agent for the benefit of the Banks, in each case, free of any contractual right of set-off. The Company has not released any Governmental Authority from any liability or claim of entitlement under any Navy Contract except in the ordinary course of business in respect of
               change  orders.   There  are  no  offsets, and there are not
               currently threatened or pending any claims of offsets against the Company or any of its Subsidiaries by any Governmental Authority which claims of offsets may be used to reduce amounts owing by any Governmental Authority under the Navy Contracts, which claims of offsets could reasonably be expected to have a Material Adverse Effect.

               Section 4.21 Loan Documents, etc. All of the representations and warranties made by the Company in the other Loan Documents are true and correct.

               Section 4.22 No Federal Tax or ERISA Liens. No notice of or any other document or instrument creating any federal tax Lien or Lien under Section 412 of the Code or Section 4068 of ERISA has been issued, recorded or filed with respect to the assets of the Company or any of its Subsidiaries.

               Section 4.23  No  Bonds.   There are no payment or performance
               bonds applicable to the Navy Contracts.

               Section 4.24  Labor Controversies.

                    (a) Except as disclosed  on  Schedule 4.24, there are no
               controversies pending or, to the best of the Company's knowledge after diligent inquiry, threatened between the Company or any of the Subsidiaries and any of their respective employees which could reasonably be expected to have a Material Adverse Effect.

                    (b) Neither the Company nor  any  of the Subsidiaries is
               engaged in any unfair labor practice.   Except  as set forth
               on  Schedule  4.24,  there  is  (i) no unfair labor practice
               complaint  pending  against  the  Company   or  any  of  the
               Subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board, and no grievance or significant arbitration proceeding arising out of or under collective bargaining agreements is so pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against either of the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, and (iii) no union representation question with respect to the employees of the Company or any Subsidiaries and no union organizing activities.

               Section 4.25 Capitalization; Existing Indebtedness.  Schedule
               4.25 ("Ownership of the Company") sets forth, as of the date of this Agreement, each record and, to the knowledge of the Company, beneficial owner of 5% or more of the outstanding shares of each class of outstanding equity securities of the Company. As of the date of this Agreement, Schedule 7.13 sets forth all outstanding Indebtedness of the Company and its Subsidiaries.

               Section 4.26 Patents, Trademarks, etc. Each of the Company and each of its Subsidiaries owns and possesses all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights required in connection with the conduct of their business as now conducted without, to the best of its knowledge, any material infringement upon rights of other Persons.

               Section 4.27 Collateral Documents. The provisions of the Collateral Documents executed or to be executed by the Company and its Subsidiaries in favor of the Agent will be, on and after the due execution and delivery thereof in accordance herewith (and after giving effect to the Initial Credit Event), effective to create, in favor of the Agent for the benefit of the Agent and the Banks, legal, valid and enforceable Liens in all right, title and interest of the Company and its Subsidiaries in any and all of the Collateral described therein, securing the Revolving Notes, Reimbursement Obligations and all other Obligations from time to time outstanding, and upon all filings and recordings being duly made in the locations referred to in the applicable Collateral Documents or the taking of possession of the Collateral by the Agent in accordance with the provisions of such Collateral Documents or the taking of such other action by the Agent as is contemplated by the Collateral Documents, each of such Collateral Documents shall constitute, as of and after the Effective Date (and after giving effect to the Initial Credit Event), a fully perfected first priority Lien in all right, title and interest of the Company and its Subsidiaries in such Collateral superior in right to any Liens, existing or future, which the Company or any creditors thereof or purchasers therefrom, or any other Person, may have against such Collateral or interest therein, other than interests of Persons with respect to Customary Permitted Liens.

               Section 4.28 Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Company in writing to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction
               contemplated   hereby   is,   and  all  other  such  factual
               information hereafter furnished by or on behalf of the Company to the Agent or any Bank in connection with this Agreement or any transaction contemplated hereby will be, true and accurate in every material respect on the date as of which such information is dated or certified and such information is not or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading; provided that in the case of any projections hereafter so furnished by or on behalf of the Company, such projections shall represent the reasonable expectations of the management of the Company of
               future   performance,   based   upon   historical  financial
               information and reasonable assumptions.

               Section 4.29 Solvency.    Each   of  the  Company  and  each
               Subsidiary is Solvent.

               Section 4.30 The LPD-17 Contract.  Schedule  4.30   contains
               a true and correct description of the material terms of the LPD-17 Contract.

               Section 4.31 Qualification for MARAD Refinancing of LPD-17 Expenditures. (i) The Company is fully qualified to apply for, and is eligible for, MARAD Title XI guaranteed financing for the Design Center under 46 CFR Part 298 in an amount not less than $35,000,000, (ii) the Company is a qualified General Shipyard Facility as defined therein, and
               (iii) the Design Center and related improvements are eligible Advanced or Modern Shipbuilding Technology as defined therein.

                                         SECTION V

                          CONDITIONS PRECEDENT TO EFFECTIVE DATE
                               AND EACH EXTENSION OF CREDIT

               THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT IS BEING EXECUTED AND DELIVERED BY THE PARTIES HERETO CONDITIONALLY, AND THE OBLIGATION OF THE BANKS TO EXTEND CREDIT ACCORDING TO THE TERMS HEREOF IS TO BECOME EFFECTIVE ONLY UPON AND SUBJECT TO THE OCCURRENCE BY THE SPECIFIED DATE OF THE CONDITIONS TO EFFECTIVENESS SET FORTH IN SECTION
               5.1 HEREOF. SATISFACTION OF THE CONDITIONS TO EFFECTIVENESS SET FORTH IN SECTION 5.1 HEREOF SHALL BE SUBJECT TO WRITTEN CONFIRMATION BY THE AGENT, AND, UNLESS AND UNTIL SUCH CONFIRMATION SHALL HAVE BEEN ISSUED BY THE AGENT, THE BANKS SHALL HAVE NO OBLIGATION TO EXTEND CREDIT HEREUNDER AND THE EXISTING CREDIT AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT IN ACCORDANCE WITH ITS TERMS. THE COMPANY CONFIRMS THAT (1) ALL COLLATERAL DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE EXISTING CREDIT AGREEMENT ARE AND REMAIN IN FULL FORCE AND EFFECT, AND, UPON THE EFFECTIVENESS OF THIS AGREEMENT, SHALL REMAIN IN FULL FORCE AND EFFECT AS SECURITY FOR, AMONG OTHER THINGS, THE OBLIGATIONS, AND (2) THE PROMISSORY NOTES ISSUED PURSUANT HERETO ARE AND SHALL BE GIVEN IN RENEWAL, INCREASE AND REARRANGEMENT, AND NOT IN NOVATION OR DISCHARGE, OF THE PROMISSORY NOTES ISSUED AND OUTSTANDING PURSUANT TO THE EXISTING CREDIT AGREEMENT.

               Section 5.1 Effective Date; Initial Credit Extensions. Notwithstanding any other provision of this Agreement, the effectiveness of this Agreement and, correspondingly, the obligations of the Banks to make the initial Credit
               Extension hereunder shall be subject to the prior or concurrent satisfaction on or before April 30, 1997 of each of the following conditions precedent set forth in this
               Section 5.1:

                    (a) Documents.

                         (i) Each of the Banks shall have executed and delivered a counterpart of this Agreement to the Agent and the Agent shall have received a counterpart of this Agreement conforming to the requirements hereof and executed by a Responsible Officer of the Company.

                         (ii) The Agent shall have received the Loan Documents to be executed by the Company (and all
               documents   related   thereto)  duly  executed   by   a
               Responsible Officer of the Company except as otherwise specifically provided herein.

                         (iii) Each of the  Banks  shall  have received
               a Revolving Note and a counterpart of this Agreement conforming to the requirements hereof and executed by a Responsible Officer of the Company.

                         (iv) The Agent shall have received an Assignment of Claims Notice acknowledged by the appropriate administrative contracting officer, disbursing officer and, if applicable, any surety or bonding company applicable to the Government Contracts providing for aggregate payments to the Company and the Subsidiary Guarantors of $1,000,000 or more (other than the contracts specified in the last sentence of Section 6.11), including, without limitation, the Contracts listed on Schedule II hereto.

                         (v) The Agent shall have received confirmations, in the form attached hereto as Exhibit M, of the Subsidiary Guarantees and Subsidiary Security Agreements executed by the respective Subsidiary Guarantors, executed by a Responsible Officer of each Subsidiary party thereto.

                         (vi) The Agent shall have received confirmation
               satisfactory to the Agent and the Required Banks that proper financing statements (Form UCC-1) have been duly
               filed   under   Uniform    Commercial   Code   of   all
               jurisdictions as may be necessary or, in the opinion of the Agent and the Required Banks, desirable to perfect
               the  Liens  and  security  interests  created   by  the
               Collateral Documents.

                         (vii) The Agent shall have received certified copies of Requests for Information or Copies (Form UCC-
               11) or equivalent reports, which certified copies or reports shall list all effective financing statements which name each grantor under the Collateral Documents as debtor and which are filed in the jurisdictions referred to in clause (vi) above, together with copies of such financing statements (none of which shall cover the Collateral purported to be covered by any of the Collateral Documents, except with respect to Liens with respect to which the Company shall have delivered to the Agent a duly executed Uniform Commercial Code termination statement).

                         (viii) The Agent shall have received evidence that all other actions that, in the opinion of the Agent and the Required Banks, are advisable to perfect and protect the Liens in the Collateral created or purported to be created by the Collateral Documents have been taken.

                         (ix) The Agent shall have  received  evidence
               that all insurance policies, coverages and riders (including loss payable endorsements in favor of and in form and substance satisfactory to the Agent and the Required Banks) required pursuant to the requirements of this Agreement and the other Loan Documents are in full force and effect.

                    (b) Fees and Expenses. The Agent and each of the Banks shall have received payment in full of those fees and expenses referred to in the Fee Letter which are due on or prior to the Effective Date (or an irrevocable authorization to pay such fees or expenses out of the proceeds of the Loans).

                    (c)   Corporate Action of the Company.  The Agent shall
          have received (i) certified copies of all corporate action taken by the Company to authorize the execution, delivery and performance, in accordance with their respective terms, of this Agreement and the other Loan Documents and any other documents required or contemplated hereunder or thereunder; (ii) a certificate of incumbency with respect to the officers of the Company authorized and directed to execute and deliver this Agreement and the other Loan Documents, and other documents required or contemplated thereunder; (iii) certified copies of the Articles of Incorporation and by-laws of the Company, amended to the date hereof; and (iv) certificate(s) of good standing for the Company from the appropriate authority in its jurisdiction of incorporation and in each other jurisdiction in which it is required to qualify to do business.

                    (d) Corporate Action of the Subsidiary Guarantors. The Agent shall have received in respect of each of the Subsidiary Guarantors party to any Loan Documents (i) certified copies of all corporate action taken by such Subsidiary Guarantor to authorize the execution, delivery and performance, in accordance with their respective terms, of the Loan Documents to which it is a party and any other documents required or contemplated thereunder; (ii) a certificate of incumbency with respect to the officers of such Subsidiary Guarantor authorized and directed to execute and deliver the Loan Documents to which it is a party, and other documents required or contemplated thereunder; (iii) certified copies of the articles of incorporation and by-laws of such Subsidiary Guarantor, amended to the date hereof; and (iv) certificate(s) of good standing for such Subsidiary Guarantor from the appropriate authority in its jurisdiction of incorporation and in each other jurisdiction in which it is required to qualify to do business.

                    (e) Consents. The Agent shall have received all of the consents necessary, in the opinion of the Agent and the Required Banks, to accomplish the transactions contemplated hereby, including without limitation the consent of MARAD to the Mortgage Amendment.

                    (f) Officer's Certificate. The Agent shall have received, as an inducement to the Agent and the Banks to enter into this Agreement, a certificate of the Company executed by a Responsible Officer of the Company and dated the Effective Date certifying that as of such date:

                         (i) no "Default"  or "Event  of  Default" (as
               such   terms   are   defined  in  the  Existing  Credit
               Agreement) has occurred and is continuing;

                         (ii) no Default or Event of Default has occurred and is continuing (after giving effect to any Loans to be made, and Letters of Credit outstanding or to be issued, on the date thereof);

                         (iii) the representations and warranties of the Company contained in this Agreement and the other Loan Documents and in any certificate, document or financial or other statement furnished by the Company are true and correct; and

                         (iv) without limiting the foregoing, no event or events which, individually or in the aggregate has had, or could reasonably be expected to have, a Material Adverse
          Effect  has  occurred  since   December  31,  1995,  and  no
          litigation is pending or threatened against the Company or any Subsidiary in which there is a reasonable possibility of an adverse decision which would result in a Material Adverse Effect.

                    (g) Documentation and Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Agent and its counsel and the Required Banks, and the Agent and each of the Banks shall have received all information and copies of all documents, including records of corporate proceedings, governmental approvals and incumbency certificates which it may have reasonably requested in connection with the transactions contemplated by this Agreement such documents where appropriate to be certified by proper officers.

                    (h) Opinions. Each of the Banks shall have received the favorable opinions of (i) Jones, Walker, Waechter, Poitevent, Carrere & Denegre, Louisiana counsel to the Company, in form and substance as attached hereto as Exhibit O, (ii) Sonnenschein, Nath & Rosenthal, Government Contracts counsel to the Company, in form and substance as attached hereto as Exhibit P, and (iii) Butler & Binion, L.L.P., special counsel to the Agent, in each case, addressed to the Agent, the LC Issuer and the Banks, and such other opinions of counsel as the Agent or the Required Banks may reasonably request, in each case in form and substance satisfactory to the Agent and its counsel and the Required Banks.

                    (i) Solvency. The Agent shall have received for the benefit of each Bank and the LC Issuer a certificate of the Company executed on its behalf by the chief financial officer of the Company, in form and substance satisfactory to the Agent and the Required Banks, relying upon such projections and financial information as may be referred to therein and containing such other information as may be required by, and be acceptable to, the Agent and the Required Banks, to the effect that the Company is and will be Solvent after giving effect to the transactions contemplated hereby.

                    (j)   LPD-17 Contract.  The Agent shall  have  received
          the following, in form and substance satisfactory to the Agent and the Required Banks: (i) a certificate of the Company executed by a Responsible Officer of the Company and dated the Effective Date certifying that as of such date (A) the LPD-17 Contract has been duly executed by the Company, the United States Navy, and the other parties thereto, (B) the award of the LPD-17 Contract to the Company is not the subject of any pending protest, challenge, action or proceeding before any Governmental Authority, the time period for the filing of any such protest, challenge, action or proceeding with the Government Accounting Office, the United States Navy or any other Governmental Authority exercising administrative (as opposed to judicial) authority has expired pursuant to applicable law and regulations, and there is no currently effective order to suspend performance, automatic stay of performance, injunction or restraining order relating to the LPD-17 Contract, (C) Schedule 4.30 of this Agreement contains a true and correct description of the material terms of the LPD-17 Contract, and (D) the representations and warranties contained herein and in the Security Agreement with respect to Navy Contracts are true and correct with respect to the LPD-17 Contract, along with (ii) certified copies of (X) the GAO's written determination denying or dismissing the protest of the award of the LPD-17 Contract referenced in Schedule 4.6 and
          (Y) the Navy's letter notifying Avondale of the corresponding termination of the related suspension of performance and automatic  stay  and  authorizing  performance under  the  LPD-17
          Contract.

                    (k) Repayment of Indebtedness Under Existing Credit Agreement. The Company shall have repaid all amounts owing under the Existing Credit Agreement, including without limitation (i) the principal of and accrued interest on all Loans, (ii) funding losses owed by reason of repayment of such Loans on the Effective Date hereunder (if the Effective Date is on a day which is other than the last day of an "Interest Period" under the Existing Credit Agreement), and (iii) commitment fees, letter of credit fees and other fees pursuant to Sections 2.9 and 3.3 of the Existing Credit Agreement accrued through the Effective Date.

                    (l) Additional Matters. The Agent shall have received such other documents as may reasonably be required by the Required Banks and all documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and the Required Banks.

               Section 5.2 Conditions to Initial Letter of Credit Issuance. In the event that the first Loan has not been made, the obligation of the LC Issuer to issue the initial Letter of Credit shall be subject to its receipt of an Issuance Request (other than in the case of the Existing Letters of Credit) and the satisfaction of the conditions precedent set forth in Section 5.1.

               Section 5.3 Conditions to Each Extension of Credit. The obligation of the Banks to make any Loan and of the LC Issuer to issue any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date:

                    (a) Representations and Warranties. The representations and warranties made by the Company herein or which are contained in any certificate, document or financial or other statement furnished by the Company at any time under or in connection herewith shall be correct in all material respects on and as of such Borrowing Date as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date).

                    (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such Borrowing Date or after giving effect to the Loan to be made or issuance of the Letter of Credit to be issued on such Borrowing Date.

                    (c) Borrowing Certificate. The Agent shall have received a Borrowing Request in accordance with Section 2.4 or an Issuance Request in accordance with Section 3.2, as the case may be.

                    (d) Fees. The Agent and the Banks shall have received all fees due and owing pursuant to Section 2.9 and Section 3.3.

                    (e) No Federal Tax or ERISA Liens. No notice of or any other document or instrument creating any federal tax Lien or Lien under Section 412 of the Code or Section 4068 of ERISA shall have been issued, recorded or filed with respect to the assets of the Company or any of its Subsidiaries and no Bank shall have informed the Agent or the Company that such Bank has processed any such Lien or has notice thereof.

               Each Credit Extension hereunder shall constitute a representation and warranty by the Company as of the date of such Credit Extension that the conditions set forth in this Section
          5.3 have been satisfied.

                                       SECTION VI

                                AFFIRMATIVE COVENANTS

               The Company hereby agrees that, so long as the Commitments remain in effect, any Revolving Note remains unpaid, Letter of Credit Outstandings exist, or any other amount is owing to the Agent, the Banks or the LC Issuer hereunder, the Company shall and shall cause each of its Subsidiaries to:

               Section 6.1 Financial Statements. Furnish to the Agent with sufficient copies for each of the Banks:

                    (a) as soon as available, but in any event within 95 days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and the related consolidated statement of operations, statement of cash flows and statement of stockholders' equity reported on by
          Deloitte & Touche, or other independent certified public accountants of nationally recognized standing;

                    (b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Company the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of each such quarter and the related unaudited consolidated statement of operations and statement of shareholders' equity and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date, each certified by a Responsible Officer as fairly presenting the financial condition of the Company and its consolidated Subsidiaries as at such date;

                    (c) as soon as available, but in any event within 45 days after the end of each fiscal quarter of the Company, (i) the information described on Schedule 6.1 with respect to the Company and the Subsidiary Guarantors, prepared in a form acceptable to the Required Banks and the Agent, (ii) a calculation of the Company's "Working Capital", "Long-Term Debt" and "Net Worth" as defined in that certain Title XI Reserve Fund and Financial Agreement dated as of February 9, 1995 between the Company and the United States of America (relating to the Shipyard Project), a comparison of such amounts to the amounts set forth in Section 13(b) of such Agreement, a statement as to whether the provisions of Section 13(b) of such Agreement are applicable to the Company as a result of the Company's failure to meet the thresholds set forth in Section 13(b)(i) of such Agreement, and a statement by the Company that no default or Event of Default exists under such Agreement, or, if such default or Event of Default does exist, a description thereof and an explanation of the steps being taken by the Company to cure the same, (iii) a calculation of the Company's "Working Capital", "Long-Term Debt" and "Net Worth" as defined in that certain Title XI Reserve Fund and Financial Agreement dated as of October 21, 1975 between the Company and the United States of America as amended by amendments numbered 1 through 5 thereof (relating to the Avondale Drydock), a comparison of such amounts to the amounts set forth in Section 13(b) of such Agreement, a statement as to whether the provisions of Section 13(b) of such agreement are applicable to the Company as a result of the Company's failure to meet the thresholds set forth in Section 13(b)(i) of such Agreement and a statement by the Company that no default or Event of Default exists under such Agreement, or, if such default or Event of Default does exist, a description thereof and an explanation of the steps being taken by the Company to cure the same; and (iv) a calculation of the Company's "Consolidated Tangible Net Worth", "Consolidated Senior Indebtedness Ratio", and "Consolidated Senior Debt Service Ratio", as defined in the Refunding Agreement dated as of April 4, 1994 as amended by the First Amendment dated as of June 28, 1994 between the Company and the Board of Commissioners of the Port of New Orleans (relating to the Jo Ann Drydock), a comparison of such amounts (or ratios) to the amounts (or ratios) set forth in the first sentence of Sections 6.13, 6.14 and 6.15, respectively, of such agreement, a statement as to whether the more restrictive covenant provisions of Sections 6.13, 6.14 and 6.15, respectively, of such agreement are applicable to the Company as a result of the Company's failure to meet the thresholds set forth in the first sentence of Sections 6.13, 6.14 and 6.15, respectively, of such agreement, and a statement by the Company that no default or Event of Default exists under such Agreement, or, if a default or Event of Default does exist, a description thereof and an explanation of the steps being taken by the Company to cure the same; and

                    (d) as soon as available, but in any event within 30 days after the end of each fiscal year of the Company, the Company's profit plan for the then current fiscal year, including without limitation, projections of the Company's financial performance for such year on a quarterly basis, and the assumptions underlying such projections.

               All such financial statements required by this Section 6.1 are to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

               Section 6.2 Certificates: Other Information. Furnish to the Agent (with sufficient copies for the Banks):

                    (a) concurrently with the delivery of the financial statements referred to in Section 6.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                    (b) concurrently with the delivery of the financial statements referred to in Sections 6.1(a) and 6.1 (b) above, a certificate of a Responsible Officer stating that, to his knowledge, the representations and warranties set forth herein and in the other Loan Documents are true and correct in all material respects on and as of the date of such certificate (except to the extent that the same relate solely to an earlier date), that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and showing in detail the calculations supporting such statement in respect of Sections 7.1, 7.2, 7.3, 7.5, 7.6, 7.7, 7.8, 7.9 and
          7.13;

                    (c) within 10 Business Days after the same are sent, copies of all financial statements and reports which the Company sends to its public stockholders, if any, and within 10 Business Days after the same are filed, copies of all financial statements and reports which the Company may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                    (d) within 10 days after the end of each calendar year, a certificate of insurance that evidences the existence of each policy of insurance required to be maintained by the Company and its Subsidiaries in accordance with the requirements of this Agreement or any other Loan Document, and the payment of all premiums therefor;

                    (e) promptly upon receipt thereof notice of any proposed suspension or debarment of the Company or any Subsidiary Guarantor from contracting (as a first tier or any other level of subcontractor) for, bidding on, or entering into any Government Contract;

                    (f) promptly following request by the Required Banks or the Agent, an updated appraisal or valuation of the Avondale Drydock in form and substance, and prepared by a firm, reasonably satisfactory to the Agent or Required Banks; provided, however, that the Company shall not be required to provide an updated appraisal of the Avondale Drydock more frequently than once every twelve months;

                    (g) promptly upon the execution thereof, copies of any and all LPD-17 Refinancing Documents; and

                    (h) promptly, such additional financial and other information as the Agent or any Bank may from time to time reasonably request; the Agent and the Banks severally agreeing to take appropriate measures to protect any proprietary information of the Company and its Subsidiaries.

               Section 6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or, to the extent permitted by this Agreement, before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except when the amount or validity thereof is currently being contested in good faith and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or its Subsidiaries.

               Section 6.4 Maintenance of Property: Insurance. Keep all property useful and necessary in its business in good working order and condition and maintain insurance on all its material property in at least such amounts and against at least such risks as are currently insured against by the Company and Subsidiaries. All policies covering the Collateral are to name the Agent as an additional insured and the loss payee (pursuant to an endorsement in form and substance satisfactory to the Agent) in case of loss, and are to contain such other provisions as the Agent may reasonably require to fully protect the Agent's interest in the Collateral and to any payments to be made under such policies. The Company will furnish to the Agent, upon written request, full information as to the insurance carried by it.

               Section 6.5 Conduct of Business and Maintenance of Existence. Continue to engage principally in the businesses of the same general type now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all
          reasonable   action   to  maintain  all  rights,  privileges  and
          franchises necessary or desirable in the normal conduct of its business and comply in all material respects with all Contractual
          Obligations   and   Requirements   of  Law  (including,   without
          limitation, the Federal Acquisition Regulations (48 CFR Chapters 1 through 63)) except where the failure to comply with this
          Section 6.5 could not reasonably be expected to have a Material Adverse Effect.

               Section 6.6 Inspection of Property: Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity in all material respects with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Agent or the Banks, including, without limitation, any consulting/accounting firm, auditors, appraisers or other professionals engaged by the Agent or any of the Banks to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during normal business hours and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers and employees of the Company and its Subsidiaries and with its independent certified public accountants; it being understood that the Company will not be obligated to reveal the details of its final bid decisions. The Agent and the Banks severally agree to take appropriate measures to protect any proprietary information of the Company and its Subsidiaries. The Agent and the Banks may, from time to time, engage a consulting/accounting firm, auditors, appraisers and/or other professionals to conduct a review of the operations of the Company and Subsidiaries or to assist the Agent and/or the Banks in connection with the exercise or enforcement of any right, power, privilege or remedy under this Agreement, the Loan Documents and/or applicable law. The reasonable costs of any such reviews shall be paid by the Company upon demand.

               Section 6.7  Notices.  Promptly give notice to the Agent of:

                    (a) the occurrence of any Default or Event of Default;

                    (b) any (i) default or event of default under any other Contractual Obligation of the Company or any of its Subsidiaries, (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority (including, without limitation, the Board of Contract Appeals and the General Accounting Office), and (iii) any other litigation or proceeding affecting the Company or any of its Subsidiaries, in which, in the case of clauses (i), (ii) or (iii), the amount(s) claimed from the Company or any Subsidiary exceeds or is likely to exceed $1,000,000, singularly, or
                    $3,000,000 in the aggregate, or where the Company or any Subsidiary is likely to be debarred or suspended from bidding on or entering into Government Contracts generally, or any Government Contracts of the Company or any Subsidiary may be forfeited or cancelled for cause or the convenience of a Governmental Authority, and in addition, will furnish to the Agent within ninety days after the end of each fiscal year of the Company, a summary of all such litigation, investigations or proceedings;

                    (c) the following events, as soon as possible and in any event within thirty days after the Company knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan; (ii) the occurrence of a prohibited transaction (as defined in
                    Section 406 of ERISA or Section 4975 of the Code)  with
                    respect   to   any   Plan,  (iii)  the  institution  of
                    proceedings or the taking or expected taking of any other action by PBGC or the Company or any ERISA
                    Affiliate   to   terminate  or  withdraw  or  partially
                    withdraw  from  any   Plan   and,  with  respect  to  a
                    Multiemployer    Plan,    the    "Reorganization"    or
                    "Insolvency" of such Plan (as such terms are defined in ERISA), (iv) the failure of the Company or a Code Affiliate to make a required installment under Section 412(m) of the Code or any other payment required under
                    Section 412 of the Code on or before  the  due  date or
                    (v) the adoption of an amendment with respect to a Plan so that the Company or a Code Affiliate is required to provide security to the Plan under Section 401(a)(29) of the Code, and in addition to such notice, delivery to the Agent of a certificate of a Responsible Officer setting forth details relating thereto, and the action that the Company, ERISA Affiliate or Code Affiliate proposes to take with respect thereto and when known, any action taken or threatened by the Internal Revenue Service or the PBGC, together with a copy of any notice to the PBGC or IRS or any notice delivered by the PBGC or IRS; and

                    (d) a material adverse change in the business, operations, property or financial or other condition of the Company and Subsidiaries as such business, operations, property or financial or other condition of the Company and Subsidiaries existed on December 31, 1995. Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company and/or Subsidiary proposes to take with respect thereto.

               Section 6.8  ERISA.  Fulfill its, and cause each  Subsidiary to fulfill its, obligations under the minimum funding standards of ERISA and the Code with respect to each Plan, and neither the Company nor any Subsidiary shall take any action that would result in the termination of a Plan by the PBGC.

               Section 6.9 Delivery; Further Assurances.  Except as otherwise provided in Section 2.18, the Company will, and will cause each of the Subsidiary Guarantors to, at their joint and several expense:

                    (a)   execute  and  deliver  any  and  all  instruments
                    necessary or as the Agent may request to grant and perfect a first priority Lien on all of its Accounts and Inventory, subject to no other Liens other than Customary Permitted Liens, and, without any request by the Agent, immediately delivery or cause to be delivered to the Agent, in due form for transfer (duly endorsed in blank or, if appropriate, accompanied by duly executed blank stock or bond powers), all securities, chattel paper, instruments and documents of title, if any, at any time representing all or any of the Collateral;

                    (b) upon the reasonable request of the Agent, furnish or cause to be furnished to the Agent such opinions of counsel in connection with the execution and document delivery contemplated by this Section 6.9;

                    (c) upon request of the Agent, forthwith execute and deliver or cause to be executed and delivered to the Agent, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary by the Agent), such assignments, security agreements, pledge agreements, consents, waivers, financing statements, stock or bond powers, and other documents, and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain to the satisfaction of the Agent valid perfected Liens in all Collateral (free of all other Liens, claims, and rights of third parties other than Customary Permitted Liens); and

                    (d) such other agreements, instruments and documents which the Agent may request from time to time in connection with the foregoing.

               Section  6.10  Cash Management Letters.   On or prior to the
                    Effective Date, the Company will obtain for the benefit of the Agent Cash Management Letters with respect to each of its collection accounts set forth on Schedule
                    6.10. From and after such date, the Company will not open any new depositary account into which proceeds of any Accounts or Inventory are deposited in any month, unless it causes to be delivered to the Agent a Cash Management Letter, with such changes as shall be reasonably acceptable to the Agent. In the event a Cash Management Letter is not forthcoming or given for each account, at the option and discretion of the Agent, the account shall be closed, with the balance or proceeds transferred to an existing or new depository account with respect to which a Cash Management Letter has been obtained. All proceeds of the Collateral shall be deposited solely into accounts with respect to which a Cash Management Letter in favor of the Agent has been obtained.

               Section 6.11 Delivery of Assignment of Claims Notices. Except
                    as provided in the next sentence of this Section 6.11, within 30 days after executing any contract with any Governmental Authority of the United States, including, without limitation the Department of Navy, providing for aggregate payments to the Company or any Subsidiary Guarantor of $1,000,000 or more, the Company shall, and shall cause each Subsidiary Guarantor party thereto, to assign such contract to the Agent and deliver a Notice of Assignment with respect to such contract which has been sent to the United States government pursuant to the Assignment of Claims Act of 1940 as amended (31 U.S.C. 3727, 41 U.S.C. 15) and acknowledged by the appropriate administrative contracting officer, and disbursing officer, and if applicable, any surety on
                    any bond applicable to such contract.   Within  60 days
                    after the execution date of the LPD-17 Contract (and within 30 days after the execution date of any other contract described in the preceding sentence that was executed less than 30 days prior to the Effective
                    Date), the Company shall assign the LPD-17 Contract (or, as applicable, such other contract) to the Agent and deliver a Notice of Assignment with respect to the
                    LPD-17   Contract   (or,  as  applicable,  such   other
                    contract) which has been sent to the United States government pursuant to the Assignment of Claims Act of 1940 as amended (31 U.S.C. 3727, 41 U.S.C. 15) and
                    acknowledged    by   the   appropriate   administrative
                    contracting officer, and disbursing officer, and, if applicable, any surety on any bond applicable to the
                    LPD-17  Contract   (or,   as   applicable,  such  other
                    contract).

               Section 6.12 Refinancing of LPD-17 Expenditures.  On or prior to the date which is two years from the Effective Date, the Company shall have refinanced a sufficient amount of the LPD-17 Expenditures directly funded with the Line of Credit to reduce the Line of Credit to an amount not to exceed $50,000,000, with the terms of such financing to be reasonably satisfactory to the Agent and the Required Banks.

                                            SECTION VII

                                      NEGATIVE COVENANTS

               The Company hereby agrees that, so long as  the  Commitments remain in effect, any Loan, Revolving Note or Reimbursement Obligation remains unpaid, or any other amount is owing to the Agent, the Banks or the LC Issuer hereunder, the Company shall not, nor shall it permit any of its Subsidiaries (and in the case of
                    Section 7.11, any ERISA Affiliate (or with respect to clauses (c) and (e) of Section 7.11, any Code Affiliate)) to, directly or indirectly:

               Section 7.1 Financial Condition Covenants.

                    (a)  Maintenance  of  Consolidated  Net Worth.   Permit
               Consolidated Net Worth at any time to be less than the sum of (i) $122,000,000 plus (ii) 50% of the cumulative Consolidated Net Income of the Company and its Subsidiaries for all quarters ending after December 31, 1995 in which Consolidated Net Income for such quarter was positive.

                    (b) Maintenance of Debt to Equity Ratio.  Permit at any
               time the ratio of (i) Total Funded Debt at such time to (ii) Total Funded Debt plus Consolidated Net Worth at such time to be greater than .45 to 1.

                    (c) Maintenance of Minimum Government Contract Backlog.
               Permit the backlog of firm Government Contracts of the Company to be less than $600 million at any time.

                    (d) Maintenance of Debt Coverage Ratio. Permit the Cash
               Flow Coverage Ratio as of the last day of any of its fiscal quarters to be less than .20 to 1.

                    (e)  Maintenance of Interest  Coverage  Ratio.   Permit
               the Interest Coverage Ratio as of the last day of any of its fiscal quarters to be less than 3.5 to 1.

               Section 7.2 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except:

                    (a) Customary Permitted Liens;

                    (b) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation;

                    (c) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                    (d) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary course of the business of the Company or any of its Subsidiaries;

                    (e) Liens on the assets of Subsidiaries securing Indebtedness owing to the Company so long as such Indebtedness and Liens are assigned to the Agent for the benefit of the Banks pursuant to the Security Agreement (Company);

                    (f) Liens (other than the MARAD Financing Liens) granted with respect to real and/or tangible or intangible personal property, which property is acquired after the date hereof (by purchase, construction or otherwise) by the Company or any Subsidiary, each of which Liens were incurred to finance, refinance or refund, the cost (including the cost of construction) of the respective property; provided that no such Lien shall (i) extend to or cover any other property of the Company or any such Subsidiary other than the respective property so acquired and improvements thereon or (ii) extend to or cover any Collateral, or, if any item or type of property constituting Collateral has been released as Collateral pursuant to Section 2.18 hereof, any such item or type of property;

                    (g) customer's Liens on work in progress incurred in the ordinary course of business;

                    (h) Liens granted pursuant to the terms of the Collateral Documents;

                    (i)  Liens  evidenced  by   the  First  Preferred  Ship
                    Mortgage;

                    (j) in addition to and without duplication of the Liens permitted under clause (f) above, Liens securing Indebtedness and other obligations of the Company or any of its Subsidiaries permitted by this Agreement which encumber Fixed Asset Property having a net book value (or if greater, a fair market value) which, in the aggregate, is less than or equal to $10,000,000;

                    (k) (i) Liens granted on the Jo Ann Drydock to secure Indebtedness of the Company pursuant to the Jo Ann Agreements as in effect as of the date of this
                    Agreement, and (ii) deposits made pursuant to the requirements of the documents governing said
                    Indebtedness as originally in effect to secure such Indebtedness in an aggregate amount not to exceed $3,625,000 at any one time;

                    (l) to the extent not otherwise covered in clauses (a) through (k) above, those Liens which are described on
                    Schedule 7.2 and any extension, renewal or substitution thereof or therefor; provided that (i) the Indebtedness or other obligation or liability secured by the applicable Lien shall not exceed the Indebtedness or other obligation or liability existing immediately prior to such extension, renewal or substitution and
                    (ii) the Lien securing such Indebtedness or other obligation or liability shall be limited to the property which, immediately prior to such extension, renewal or substitution, secured such Indebtedness or other obligation or liability; and

                    (m)  the MARAD  Financing  Liens and LPD-17 Refinancing
                    Liens.

                    Clauses (a) through (m) of this Section 7.2 are referred to as the "Permitted Liens."

               Section   7.3  Limitation  on  Investments and  Intercompany
                    Activity. Other than Contingent Obligations incurred by the Company or the transfer of the Design Center to a Subsidiary or Affiliate of the Company, in each case solely in connection with the refinancing of the LPD-17 Expenditures as contemplated by and in accordance with this Agreement:

                    (a) Make, incur, assume or suffer to exist any Investment in any other Person, except: (i) Investments in any Person existing on the date hereof and set forth on Schedule 7.3, (ii) Cash Equivalent Investments,
                    (iii) loans to (w) employees of the Company not in excess of $1,500,000 in the aggregate, and (x) participants in the Company's Performance Share Plan in an amount not in excess of the tax liabilities of such participants in connection with the distribution of shares pursuant to such plan, the calculation of such amount to be made available in writing to the Agent in reasonable detail and in form and substance satisfactory to the Agent, (iv) contributions to the Avondale Industries, Inc. Employee Stock Ownership Plan in accordance with the terms thereof, (v) contributions to the Avondale Pension Plan in accordance with the terms of such plan, and (vi) intercompany accounts between the Company and the Subsidiary Guarantors arising as a result of and in connection with the cash management systems of such Persons operated in accordance with their past practice.

                    (b) Sell, lease, assign, transfer or otherwise dispose of any of its assets to any Subsidiary or Affiliate, or lease any assets, render or receive services or purchase assets from any Subsidiaries or Affiliates, provided that the Company may enter into any such transaction with any Subsidiary or Affiliate in the ordinary course of business consistent with past practices.

               Section 7.4 Limitation on Fundamental Changes. Enter into any transaction of merger or consolidation or amalgamation; or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution).

               Section 7.5 Limitation on Sale of Assets. Other than the sale of those assets set forth on Schedule 7.5 for their respective fair market value and the sale of Inventory in the ordinary course of business, or a sale of the Design Center solely in connection with the refinancing of the LPD-17 Expenditures as contemplated by and in accordance with this Agreement, sell, lease, assign, transfer or otherwise dispose of, or give options to purchase (x) any stock or other equity interests in any of the Subsidiaries or (y) any of its other assets
                    (including,   without   limitation,   receivables   and
                    leasehold interests but excluding obsolete or worn out property) whether now owned or hereafter acquired, and whether or not leased back in the case of this clause
                    (y) in an amount in excess of $1,000,000 in any fiscal year of the Company.

               Section 7.6 Limitation on Dividends.   Declare any dividends
                    (other than dividends payable solely in stock of the Company) on, or make any payment on account of, any shares of any class of stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company, or make any payment on account of, or purchase, redeem or otherwise acquire, any securities of the Company from any Person, except
                    (i) Subsidiaries may pay dividends and make other distributions to the Company and (ii) so long as no Default or Event of Default shall have occurred and be continuing, the Company may pay cash dividends on its capital stock during any Dividend Calculation Period in an amount not to exceed (A) 40% of Consolidated Net Income for such Dividend Calculation Period minus (B) the amount of all cash dividends paid by the Company pursuant to this clause (ii) during such Dividend Calculation Period. "Dividend Calculation Period" shall mean, as of the last day of each of the Company's fiscal quarters ending thereafter, the four fiscal quarter period ending on such day.

               Section 7.7 Limitation on Capital Expenditures. Incur Capital
                    Expenditures (excluding up to $40,000,000 in LPD-17 Expenditures) which, in the aggregate for the Company and its Subsidiaries taken as a whole, exceed for any fiscal year the sum of (a) $13,000,000 plus (b) the
                    excess  of  $13,000,000  over   the  sum  of  all  such
                    expenditures of the Company and its Subsidiaries, taken as a whole, for the preceding fiscal year.

               Section  7.8  Sale and  Leaseback.   Other than a  sale  and
                    leaseback of the Design Center solely in connection with the refinancing of the LPD-17 Expenditures as contemplated by and in accordance with this Agreement, enter into any agreement, directly or indirectly, for the sale or transfer of any of its property now owned, or hereafter acquired, with a concurrent or subsequent acquisition by lease or rental of such property or like property if the aggregate rentals paid by the Company and its Subsidiaries, taken as a whole, with respect thereto in any fiscal year would exceed $3,000,000.

               Section 7.9 Acquisitions.  Other than the Acquisition of the
                    Design Center solely in connection with the refinancing of the LPD-17 Expenditures as contemplated by and in accordance with this Agreement, make any Acquisition unless the following conditions are met at or prior to the time such Acquisition is made: (i) both prior to and after giving effect thereto (and any Loans incurred in connection therewith) no Default or Event of Default shall have occurred and be continuing, (ii) after giving effect thereto the Company would be able to obtain Credit Extensions under, and in accordance with the terms and conditions of, this Agreement in an amount equal to at least $5,000,000 and (iii) the amount of consideration paid (including assumed liabilities) by the Company and its Subsidiaries is less than or equal to $5,000,000 in the aggregate for all such Acquisitions.

               Section  7.10   Environmental  Liabilities.   Violate    any
                    requirement of law, rule or regulation regarding Hazardous Material; and, without limiting the foregoing, dispose of (or permit any Person to dispose of) any Hazardous Material into or onto, or (except in accordance with applicable law) from, any real property owned or operated by the Company or any of its Subsidiaries, nor allow any Lien imposed pursuant to any Requirement of Law relating to Hazardous Materials or the disposal thereof to be imposed or to remain on such real property, which violation or Lien could reasonably be expected to have a Material Adverse Effect.

               Section 7.11  Compliance with ERISA.

                    (a) Knowingly engage in any transaction  in  connection
               with which the Company or a Subsidiary could be subject to either a material civil penalty assessed pursuant to Section 502(i) of ERISA or a material tax imposed by Section 4975 of the Code;

                    (b) terminate any Plan maintained by the Company or an ERISA Affiliate in a manner, or take any other action, which in any case could reasonably be expected to have a Material Adverse Effect;

                    (c) fail  to  make full payment when due of any amounts
               which, under the provisions of any Plan or any employee pension benefit plan (as defined in ERISA) maintained by a Code Affiliate, the Company or Code Affiliate is required to pay as contributions thereto under Section 302 of ERISA and
               Section 412 of the Code, or permit to exist any accumulated funding deficiency, whether or not waived, with respect to any such Plan or any such employee pension benefit plan where such failure to pay could reasonably be expected to have a Material Adverse Effect;

                    (d) fail to make any payments when due to any Multiemployer Plan which the Company or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto where such failure to pay could reasonably be expected to have a Material Adverse Effect. The Company agrees (x) upon the request of the Agent to obtain a current statement of withdrawal liability from each Multiemployer Plan to which the Company or an ERISA Affiliate contributes or to which the Company or an ERISA Affiliate has an obligation to contribute and (y) to transmit a copy of such statement to the Agent with sufficient copies for the Banks; or

                    (e) amend a Plan  or  an  employee pension benefit plan
               (as defined in ERISA) maintained by a Code Affiliate where such amendment would result in an increase in current liability for the plan year such that either the Company or the Code Affiliate is required to provide security to such plan under Section 401(a)(29) of the Code.

               Section 7.12 Prepayments. Make any voluntary prepayments or redemption of any Indebtedness (other than the Obligations); provided that the Company shall be permitted to prepay prior to their stated maturity its obligations with respect to that certain $3,000,000 General Obligation Bond Financing between Harrison County, Mississippi and the Company.

               Section 7.13 Indebtedness. Incur or permit to exist any Indebtedness except (i) Indebtedness of the Company secured by Permitted Liens; provided, however, that the aggregate principal amount of Indebtedness secured by the Liens permitted pursuant to Section 7.2(j), together with any and all Indebtedness secured by LPD-17 Refinancing Liens not otherwise permitted under clause (v) below, shall not exceed $10,000,000 in the aggregate, (ii) unsecured Indebtedness of the Company in an aggregate principal amount not to exceed $10,000,000 in the aggregate less the aggregate amount of
               (A) Indebtedness secured by Liens permitted by Section 7.2(j) and (B) Indebtedness secured by LPD-17 Refinancing Liens not otherwise permitted in clause (v) below, (iii) Indebtedness constituting an Investment which is permitted pursuant to Section 7.3(a)(vi), (iv) Indebtedness existing on the date hereof and listed on Schedule 7.13 and any extension, renewal or replacement of the Indebtedness listed on Schedule 7.13, and (v) LPD-17 Refinancing Indebtedness the terms of which are reasonably satisfactory to the Agent and the Required Banks and any extension, renewal or replacement thereof; provided, in the case of items (iv) and
               (v) above, that (A) the aggregate principal amount of Indebtedness issued (or, if such Indebtedness is issued at a price less than the principal amount thereof, the original issue price) to extend, renew or replace such Indebtedness shall not exceed the aggregate principal amount of the Indebtedness being so extended, renewed or replaced (plus accrued interest thereon), (B) any such Indebtedness so issued shall not mature prior to the stated maturity of the Indebtedness being extended, renewed or replaced and shall, after giving effect to all of the economic terms thereof, not impact the cash flow of the Company or such Subsidiary any more unfavorably than the terms of the Indebtedness being refinanced and (C) such Indebtedness being so issued shall contain terms no more restrictive vis a vis the Company or such Subsidiary than the Indebtedness being so refinanced.

               Section 7.14 No Additional Subsidiaries.   Form  or  acquire
               any new Subsidiaries after the date hereof.

               Section 7.15 Change of Location or Name. Change (a) the location of its principal place of business, chief executive office or major executive office, or its records concerning the Collateral, or (b) its name or the name under or by which it conducts its business, in each case, without first giving the Agent not less than 30 days' prior written notice thereof and taking any all actions which may be necessary or desirable, or which the Agent may reasonably request, to maintain and preserve all Liens in favor of the Agent granted pursuant to the Collateral Documents, provided that, notwithstanding the foregoing, the Company will not, and will not permit any of its Subsidiaries to, change the location of its principal place of business or chief executive office of its records concerning the Collateral from the contiguous continental United States of America to any place outside the contiguous continental United States of America.

               Section 7.16 Additional Negative Pledges and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause or suffer to exist or become effective (i) any prohibition or restriction (including any agreement to provide equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of the Agent and the Banks) on the creation or existence of any
               Lien upon the assets of the Company or any of its Subsidiaries, (ii) any contractual obligation which may restrict or inhibit the Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default or (iii) any encumbrance or restriction on the ability of any of the Subsidiaries of the Company to (A) pay dividends or make any other distributions on such Subsidiary's capital stock or pay any Indebtedness owed to the Company or a Subsidiary of the Company, (B) make loans or advances to the Company or a Subsidiary of the Company or (C) transfer any of its properties or assets to the Company; provided that the foregoing shall not prohibit (i) restrictions contained in any agreement evidencing a Lien permitted by Section 7.2 which may restrict the transfer of the property subject to such Liens, (ii) customary non-assignment provisions of any lease governing a leasehold interest of the Company or any of its Subsidiaries and (iii) the restrictions contained in
               Section 6.17 of the Refunding Agreement dated as of April 1, 1994 between the Company and the Board of Commissioners of the Port of New Orleans (relating to the financing of the Jo Ann Drydock) as amended by First Amendment dated as of June 28, 1994.

               Section 7.17 Additional Restrictions on Avondale Properties, Inc. and the Shipyard Partnership. (i) Permit Avondale Properties, Inc. to engage in any business activity other than the ownership of the 1% general partnership interest in the Shipyard Partnership or (ii) Permit the Shipyard Partnership to engage in any business activity other than the ownership of the Shipyard Real Property Assets which are contributed to it by the Company in connection with the transactions contemplated by the MARAD Financing Documents and the leasing back to the Company of such property.

               Section 7.18 Amendment to Other Financing Documents. Alter, amend, modify, rescind, terminate or waive any provision of the MARAD Financing Documents, or any of its rights thereunder.

                                       SECTION VIII

                                  EVENTS OF DEFAULT

               Upon the occurrence of any of the following events:

                    (a) The Company shall fail to pay any  principal of the
               Loans or any Revolving Notes when due in accordance with the terms thereof or hereof, or the Company shall fail to make any payment to the Agent as required pursuant to Section 2.5; or the Company shall fail to pay any interest on any Loans or Revolving Notes, or any other amount payable hereunder (including, without limitation, any Reimbursement Obligations or any amount owing under any of the Loan
               Documents)  and  such failure shall continue  for  five  (5)
               days; or

                    (b) Any representation  or warranty made or deemed made
               (pursuant to Section 5.3 hereof) by the Company herein or in any of the other Loan Documents or which is contained in any exhibit, schedule, certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any of the other Loan Documents shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                    (c) The Company shall default in the observance or performance of any agreement contained in Section VII or an "Event of Default" under and as defined in any other Loan Document shall occur; or

                    (d) The Company shall default in the observance or performance of any other agreement contained in this Agreement (other than defaults described in other subparagraphs of this Section VIII) or any of the other Loan Documents, and such default shall continue unremedied for a period of thirty days; or

                    (e) Any Subsidiary  shall take  any action set forth in
               Section VII which action the Company has undertaken not to permit; or

                    (f) Any Subsidiary shall fail to take any action set forth in Section VI which action the Company has undertaken to cause and such failure shall not be remedied for a period of thirty days after notice thereof is given to the Company by the Agent; or

                    (g) The Company or any Subsidiary shall (i)  default in
               any payment of principal of or interest on any Indebtedness (other than the Revolving Notes and Reimbursement Obligations) or in the payment of any Contingent Obligation, in either case in the aggregate principal amount of more than $3,000,000, in each instance, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such
               Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee, agent or other Person acting on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or lapse of time if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable; or

                    (h) (i) The Company or any Subsidiary shall  commence a
               case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of sixty days; or (iii) there shall be commenced against the Company or any Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged or stayed pending appeal within sixty days from the entry thereof; or
               (iv) the Company or any Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
               (ii), or (iii) above; or (v) the Company or any Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                    (i) (i) If any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any employee pension benefit plan (as defined in ERISA) maintained by a Code Affiliate, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings or appointment of a trustee is likely to result in termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given and, in the case of the institution of proceedings, the continuance of such proceedings for ten days after commencement thereof, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or an ERISA Affiliate shall partially or completely withdraw from, or incur withdrawal liability with respect to, any Multiemployer Plan or (vi) any other event or condition shall occur or exist, with respect to any Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Company or any of the Subsidiaries to any tax, penalty or other liabilities in excess of $1,000,000; or

                    (j) One or more judgments, decrees, arbitration awards,
               rulings or decisions (including, without limitation, rulings of the Board of Contract Appeals), shall be entered against the Company or any of the Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more and all such judgments, decrees, awards and rulings shall not have been vacated, paid, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or the Company or any Subsidiary fails to timely appeal any final decision of a contracting officer against the Company or any Subsidiary, as the case may be, involving an aggregate liability of at least $1,000,000 or more to the Armed Services Board of Contract Appeals (the "ASBCA") or the U.S. Claims Court and/or the ASBCA or the U.S. Claims Court confirms any such final report or decision; or

                    (k) At any time, the backlog of firm contracts (excluding intercompany contracts and excluding unexercised options or unexercised rights under contracts) of the Company and the Subsidiary Guarantors shall be less than $600,000,000; or

                    (l) If (i) the Company or any of the Subsidiaries is debarred or suspended from contracting (as first tier or any other level of subcontractor) for, bidding on, or entering into any Government Contract; or (ii) if a material current or material backlogged Government Contract is forfeited or terminated for cause; or

                    (m) The Company or any Subsidiary shall default  in the
               performance of any term or condition contained or applicable to any Preferred Stock of such Person; or

                    (n) The Company or any Governmental Authority challenges
               the efficacy of the assignments noticed in the Assignment of Claims Notices or fails to comply with the terms thereof; or

                    (o) Work on any Navy Contract is interrupted for the lesser of (i) 90 days or (ii) the period of time permitted for interruption in such contract, unless in the case of this clause (ii) such interruption is at the direction of the United States Navy; or

                    (p) The Company or  any  Subsidiary  shall  contest the
               validity  or  enforceability of, or otherwise disaffirm,  or fail to honor, any of its covenants, agreements or obligations under any Loan Document to which it is a party, or any Lien granted or purported to be granted to the Agent pursuant to the terms of the Collateral Documents with respect to property, individually or in the aggregate, having a fair market value in excess of $1,000,000, shall cease to be or shall not be a valid and perfected Lien having the priority contemplated by this Agreement and the Collateral Documents; or

                    (q) The occurrence of a Change of Control;

                    then, and in any such event, (A) if such event is an Event of Default specified in subsection (h) above with respect to the Company or Subsidiary, automatically the Commitments shall immediately terminate and the Loans and any Reimbursement Obligations hereunder (with accrued interest thereon) and all other Obligations owing under this Agreement, the Revolving Notes and the other Loan Documents shall immediately become and be due and payable without the giving of any notice of any kind, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) the Agent may (with the consent of the Required Banks) and shall (upon the request of the Required Banks), by notice to the Company declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) the Agent may (with the consent of the Required Banks), by notice to the Company, declare the Loans and any Reimbursement Obligations hereunder (with accrued interest thereon) and all other Obligations owing under this Agreement, the Revolving Notes and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become and be due and payable. Except as expressly provided above in this
                    Section VIII, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Company. If the maturity of the loans is accelerated, the LC Issuer shall give notice of termination under each Letter of Credit which permits the LC Issuer to cause its termination.

                                            SECTION IX

                                           THE AGENT

               Section 9.1 Actions.  Each Bank authorizes the Agent to  act on behalf of such Bank under this Agreement, the other Loan Documents and any other related instruments and, in the absence of other written instructions from the Banks received from time to time by the Agent (with respect to which the Agent agrees that it will, subject to the last two sentences of this Section 9.1, comply in good faith except as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Bank agrees (which agreement shall survive any termination of this Agreement) to indemnify the Agent, pro rata according to such Bank's Percentage, from and against any and all liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, the Revolving Notes, the Letters of Credit, any of the other Loan Documents and any other related instruments, including, without limitation, the reimbursement of the Agent for all reasonable out-of-pocket expenses (including, without limitation, syndication costs and attorneys' fees) incurred by the Agent hereunder or in connection herewith or in enforcing the obligations of the Company under this Agreement, under any of the other Loan Documents or any other related instruments, in all cases as to which the Agent is not reimbursed by the Company; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of proper jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder or under any other related instruments, or to prosecute or defend any suit in respect of this Agreement or any such instrument, unless indemnified to its satisfaction by the Banks against costs, liability, and expense. Each Bank's obligation to indemnify the Agent as set forth above shall be unconditional under any and all circumstances and irrespective of any set off, counterclaim or defense to payment which such Bank may have or have had against the Agent, the Company, any Subsidiary or any other Person. If any indemnity in favor of the Agent shall become impaired, the Agent may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. The Agent may delegate its duties hereunder to affiliates, agents or attorneys-in-fact selected in good faith by the Agent.

               Section 9.2  Exculpation.  The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Agent nor any of its directors, officers, employees, or agents (collectively, the "Related Parties") shall be liable to any Bank for any action taken or omitted to be taken by it under this Agreement, the other Loan Documents or any other related instrument, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor shall the Agent or any Related Parties be responsible for any recitals or representations or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Agreement, the other Loan Documents or any other related instruments, nor shall the Agent or any Related Parties be obligated to make any inquiry respecting the performance by the Company of its obligations hereunder or thereunder. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have been presented by a proper Person. The Agent may at any time request instructions from the Banks with respect to any actions or approvals which, by the terms of this Agreement, the Agent is permitted or required to take or grant, and the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under this Agreement or any of the other Loan Documents until it has received instructions from the Required Banks. No Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any of the other Loan Documents in accordance with instructions from the (i) Required Banks, or (ii) all of the Banks to the extent required hereunder.

               Section 9.3  Successor.  The Agent may resign as such at any time upon at least ten days' prior notice to the Company and all Banks. If the Agent at any time shall resign or be removed, the Required Banks may appoint another Bank as a successor Agent. If the Required Banks do not make such appointment within thirty days, the resigning or removed Agent shall appoint a new Agent from among the Banks or, if no Bank accepts such appointment, from among commercial banking institutions or trust institutions generally. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon become the Agent hereunder and shall be entitled to receive from the prior Agent such documents of transfer and assignment as such successor Agent may reasonably request, and the resigning or removed Agent shall (i) be discharged from its duties and obligations under this Agreement and the other related instruments and (ii) entitled to the continued benefit of this Section IX with respect to all actions taken by it prior to its removal or resignation.

               Section  9.4  Credit Decisions.   Each  Bank represents  and
                    acknowledges to the Agent and each other Bank that is has, independently of the Agent and each other Bank, and based on the financial information referred to in this Agreement and the other Loan Documents and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to enter into this Agreement. Each Bank also acknowledges that it will, independently of the Agent and each Bank, and based on such documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, the Loan Documents or any other related instruments.

               Section  9.5 Notices, etc. from Agent.  The Agent shall give prompt notice to each Bank of each notice or request given to the Agent by the Company pursuant to the terms of this Agreement. The Agent will distribute to each Bank each instrument received for such Bank's account and copies of all other communications received by the Agent from the Company for distribution to the Banks by the Agent in accordance with the terms of this Agreement.

               Section 9.6 Collateral  Documents.   Each Bank and the Agent
                    hereby  (i)  authorizes  the  Agent  to enter into  the
                    Collateral Documents and to take all action contemplated thereby and (ii) confirms its appointment of Bank of America National Trust and Savings Association as Agent under the terms and conditions of the Collateral Documents. Each Bank hereby confirms its agreement to be bound by the terms and conditions of the Collateral Documents. Each Bank and the Agent agrees that no Bank shall have any right individually to seek to realize upon the collateral granted for the benefit of the Banks pursuant to any of the Collateral Documents, it being understood and agreed that such rights and remedies may be exercised by the Agent as Agent for the benefit of the Agent and the Banks upon the terms of the Collateral Documents.

               Section 9.7 Loans by the Agent. The Agent shall have the same rights and powers with respect to the Loans made by it or any of its Affiliates as any Bank and may exercise the same as if it were not the Agent hereunder.

               Section  9.8  Other  Collateral Matters.   Each Bank  hereby
                    agrees, and each holder of any Obligations by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Agent or the Required Banks in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Agent or the Required Banks of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Banks. The Agent is hereby authorized on behalf of all of the Banks, without the necessity of any notice to or further consent from any Bank, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Documents which may be necessary to perfect and maintain perfected the security  interest  in  and  Liens  on  the  Collateral
                    granted pursuant to the Loan Documents. Without limiting the foregoing, the Banks irrevocably authorize the Agent at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all other Obligations payable under this Agreement and under any other Credit Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Company owned no interest at the time the Lien was granted or at any time thereafter;
                    (iv) constituting property leased to the Company under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Company to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness if the Indebtedness evidenced thereby has been paid in full; (vi) in accordance with the provisions of Section
                    2.18 hereof; or (vii) subject to Section 10.2(g), if approved, authorized or ratified in writing by the Required Banks. Upon request by the Agent at any time, the Banks will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 9.8.

               Section  9.9  Arranger.   BancAmerica Securities, Inc.  (the
                    "Arranger") shall not have any obligations, liabilities, responsibilities or duties under this Agreement or the other Loan Documents. The Arranger shall not have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on the Arranger in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                            SECTION X

                                         MISCELLANEOUS

               Section 10.1 Notices. All notices by the Company to the Agent on behalf of the Banks (including, but not limited to, notices relating to borrowings), and by the Agent on behalf of the Banks to the Company shall be sent by telegram, telecopier, telex or letter, or by telephone, which telephoned communication shall be confirmed by telegram, telecopier, telex or letter, and shall be effective (i) when telephoned or, in the case of a
                    telegram,   telecopy  message,  telex  or  letter  when
                    received, if telephoned or received before 9:00 a.m. San Francisco time or (ii) on the next Business Day following such telephonic message or receipt of a
                    telegram,   telecopy   message,  telex  or  letter,  if
                    telephoned or received after  9:00  a.m.  San Francisco
                    time,   and   all  other  notices,  requests,  demands,
                    directions  and   other  communications  (collectively,
                    "notices") given to or made upon any party hereto under the provision of this Agreement shall be in writing
                    (including    telexed,    telecopied   or   telegraphed
                    communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by first class mail, certified mail, return receipt requested, or
                    overnight  mail,  or   by   telex   or   telegram  with
                    confirmation  in  writing  mailed first class,  in  all
                    cases  with  postage  or  charges   prepaid,   to   the
                    applicable party addressed, if to the Agent, at such address and telephone, telex and telecopy numbers as the Agent shall specify to the Company and the Banks in accordance with the provisions of this Section 10.1.
                    Notwithstanding  the  provisions   of  the  immediately
                    preceding sentence, any notice sent via certified mail, return receipt requested, certified fee and normal postage prepaid, shall be deemed to have been received on the earlier of actual receipt thereof or the fifth
                    (5th) day after the postmarked date indicated on the Receipt for Certified Mail (PS Form 3800, June 1985, or
                    any  successor  form).   Notices  given  to the Company
                    shall be delivered at its offices at 5100 River Road, Avondale, Louisiana 70094, Attention: Mr. Thomas M.
                    Kitchen,  Telephone:  504-436-5237,  telecopier:   504-
                    436-5304, and if notice is given to any Bank, to its address and telephone, telex and telecopy numbers as such Bank shall specify to the Agent, the Company and the other Banks in accordance with the provisions of
                    this  Section  10.1.   Except  as  otherwise  expressly
                    provided herein, any properly given notice hereunder shall be effective when received.

               Section 10.2 Amendments and Waivers.  No amendment or waiver of any provision of this Agreement, or any of the other Loan Documents, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent, unless in writing and signed by all the Banks, shall do any of the following: (a) waive any of the conditions specified in Section V (though the Agent alone may defer the fulfillment of such conditions until the date of the applicable borrowing), (b) increase the amount or extend the term of the Commitments of the Banks or subject the Banks to any additional obligations, (c) reduce the principal of, or interest on, the Loans or any of the Revolving Notes or Reimbursement Obligations, or reduce any fees payable hereunder, (d) postpone any date fixed for any payment in respect of principal of, or interest on, the Loans, the Reimbursement Obligations or any of the Revolving Notes, as the case may be, or fees payable hereunder,
                    (e) change any of the components which shall be required for the Banks or any Bank to take any action hereunder (i.e., the percentage of the Commitments, or the aggregate unpaid principal amount of the Loans, or the number of Banks), (f) amend this Section 10.2 or
                    (g) release  all  or  any  substantial  portion  of the
                    Collateral (other than any Collateral which is permitted to be released or disposed of pursuant to the terms of this Agreement or the terms of the Collateral Documents), or release any Subsidiary Guarantor from the Subsidiary Guaranty executed by it; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent or the LC Issuer, as applicable, in addition to the Banks hereinabove required to take such action, affect the rights or duties of the Agent or the LC Issuer, respectively, under this Agreement. Without derogating from the foregoing, except as set forth below, no amendment to this Agreement shall be effective unless signed by the Company. Notwithstanding anything in this Agreement to the contrary, the consent of the Company shall not be required for any amendment, modification or waiver of the provisions of Section IX.

               Notwithstanding  the foregoing, without the consent  of  any
                    Bank or the LC Issuer, the Agent, upon the request of the Company, shall release its Lien, or enter into intercreditor and/or subordination agreements with lenders to the Company's and any Subsidiary Guarantor's customers subordinating the Agent's Lien, on certain Inventory which shall constitute or form a part of work-in-process with respect to which both title thereto has passed to customers  of  the Company or any
                    Subsidiary Guarantor pursuant to the terms of the applicable contract with such customers and for which an Account has arisen (whether or not such Account has been billed). It is intended and such releases (or such agreements) would only be executed by the Agent in the event any such customer is financing its purchase of a vessel with a third party lender and the related construction agreement contemplates that title will pass from the Company or the applicable Subsidiary Guarantor to such customer with respect to all or a portion of the vessel so financed. Prior to the occurrence of an Event of Default nothing set forth in this Agreement shall limit the right of the Company to release any claim or lien it may have to work in process with respect to which title thereto has been passed to its customers pursuant to the terms of the applicable contract with such customers.

               Section  10.3 No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

               Section 10.4 Survival of Representations and Warranties.  All
                    representations and  warranties  made  hereunder and in
                    any   document,   certificate  or  statement  delivered
                    pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the other Loan Documents.

               Section  10.5  Payment of Expenses and Taxes; Indemnity  and
                    Release. (a) The Company agrees (a) to promptly pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the structuring, negotiation, preparation, execution, delivery, implementation and administration of, and any amendment, supplement or modification (including, without limitation, proposed amendments, supplements, or modifications whether or not effective) to, this Agreement, and the other Loan Documents and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent (including without limitation, but without duplication, the allocated cost of internal counsel and disbursements of internal counsel), including, without limitation, the reasonable fees of any auditors (including in-house auditors), consultants, appraisers or other professionals retained by the Agent or its counsel, (b) to promptly pay or reimburse the Agent, the Banks and the LC Issuer for all their costs and expenses incurred in connection with the monitoring and inspection of the Collateral and the collection of any Obligations or the enforcement or preservation of any rights under this Agreement, the Letters of Credit and any of the other Loan Documents and any such other documents (whether such collection, enforcement or preservation is undertaken in connection with any proceeding described in Section VIII(h) or any refinancing or restructuring of the credit arrangements provided for in this Agreement in the nature of a workout or otherwise), including, without limitation, the reasonable fees and disbursements of counsel (including without limitation, but without duplication, the allocated cost of internal counsel and disbursements of internal counsel) to the Agent, the Banks and the LC Issuer including, without limitation, the reasonable fees of any auditors (including in-house auditors), consultants, appraisers or other professionals retained by the Agent or its counsel, and
                    (c) to promptly pay, indemnify, and hold the Agent and the Banks harmless from any and all recording and filing fees and any and all liabilities payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver of consent under or in respect of, this Agreement, any of the other Loan Documents and any such other documents.

                    (b) In consideration of the execution and delivery of this Agreement by the Agent and the Banks, and the Banks' extension of their respective Commitments, the Company hereby indemnifies, exonerates and holds the Agent, each Bank, the LC Issuer, each Affiliate of the Agent, each Affiliate of each Bank, each Affiliate of the LC Issuer and each of their respective officers, directors, employees, and agents (herein collectively called the "Bank Parties" and individually called a "Bank Party") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses actually incurred in connection therewith (irrespective of whether such Bank Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements including allocated costs and disbursements of staff counsel but only to the extent not duplicative (collectively, the "Indemnified Liabilities"), incurred by the Bank Parties or any of them as a result of, or arising out of, or relating to

                         (i) this Agreement, the Existing Credit Agreement, any Letter of Credit, any Loan or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

                         (ii) any investigation, litigation, or proceeding related to any acquisition (or Acquisition) or proposed acquisition (or proposed Acquisition) by the Company or any of its Subsidiaries of all or any portion of the stock or all or substantially all of the assets of any Person, regardless of whether any Bank Party is a party thereto; or

                         (iii)  the presence on or under, or the escape,
               seepage,   leakage,  spillage,   discharge,   emission,
               discharging or releases from, any real property owned or operated by the Company or any of its Subsidiaries
               of   any   Hazardous   Material   (including,   without
               limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under CERCLA, any so-called "Superfund" or "Superlien" law, or any other federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree
               regulating,  relating  to  or  imposing  liability   or
               standards   on   conduct   concerning,   any  Hazardous
               Material), regardless of whether caused by, or within the control of, the Company or any of its Subsidiaries;

          except for any such Indemnified Liabilities arising for the account of a particular Bank party which a court of competent jurisdiction shall have determined in a final proceeding to have arisen by reason of the relevant Bank Party's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law (the foregoing shall not derogate from any greater requirements contained in any of the Collateral Documents in favor of the Agent and the Banks).

               The agreements in this Section shall survive repayment of the Revolving Notes and the Obligations and all other amounts payable hereunder and under the other Loan Documents.

               Section 10.6 Headings; Table of Contents. The Section and other headings contained in this Agreement and the Table of Contents which precedes this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect.

               Section 10.7 Successors and Assigns. (a) This Agreement shall be binding upon and shall inure to the benefit of the Agent, the Banks, the Company and their respective successors and assigns, except that the Company may not assign or delegate its rights or obligations hereunder or any interest herein without the consent of each Bank.

                    (b) The Banks may grant participations in any part of the Loans, Revolving Notes or their obligations with respect to Letters of Credit and the other Loan Documents to any of their affiliates or to any other commercial bank, insurance company, savings and loan, savings bank or other financial institution; provided, however, that (1) such selling Bank's obligations under this Agreement and the other Loan Documents shall remain unchanged, (2) such selling Bank shall remain solely responsible for the performance of such obligations and (3) the Company, the Agent and the other Banks shall continue to deal solely and directly with such selling Bank in connection with all rights and obligations under this Agreement. Any agreement pursuant to which a selling Bank may grant a participation may provide that such Bank will not agree to any amendment or waiver expressed in subsections (b), (c), (d), (f) or (g) of Section 10.2 of this Agreement without the consent of the participant, but shall not require any Bank to take or omit to take any other action hereunder.

                    (c) Each Bank may, with the consent of the Agent and the Company (which consent shall not be unreasonably withheld), but without the consent of any other Bank, assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement and the Revolving Notes; provided that (i) for each such assignment, the parties thereto shall execute and deliver to the Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Assumption Agreement, together with any Revolving Note or Revolving Notes subject to such assignment and a processing and recordation fee of $3,000 and (ii) no such assignment shall be for less than $5,000,000 of the Commitments, unless such assignment is to a then-current holder of a Revolving Note or otherwise consented to by the Agent in writing. Upon such execution and delivery of the Assignment and Assumption Agreement to the Agent, from and after the date specified as the effective date in the Assignment and Assumption Agreement (the "Acceptance Date"), (x) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption Agreement, such assignee shall have the rights and obligations of a Bank hereunder and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption Agreement, relinquish its rights (other than any rights it may have pursuant to Section 10.5 which will survive) and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

                    (d)   By  executing  and  delivering an Assignment  and
          Assumption Agreement, the assignee thereunder confirms and agrees as follows: (i) other than as provided in such Assignment and Assumption Agreement, the assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Revolving Notes or any other instrument or document furnished pursuant hereto, (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or any of its Subsidiaries or the performance or observance by the Company or any of its Subsidiaries of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto, (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption Agreement, (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement,
          (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                    (e) The Agent shall maintain at its address referred to in Section 10.1 a copy of each Assignment and Assumption Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register and copies of each Assignment and Assumption shall be available for inspection by the Company or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                    (f) Upon its receipt of an Assignment and Assumption Agreement executed by an assigning Bank, together with the Revolving Note or Revolving Notes subject to such assignment, the Agent shall, if such Assignment and Assumption Agreement has been completed and is in substantially the form of Exhibit A, (i) accept such Assignment and Assumption Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company. Within five (5) Business Days after its receipt of such notice, the Company shall execute and deliver to the Agent in exchange for the surrendered Revolving Note or Revolving Notes a new Revolving Note or Revolving Notes to the order of the assignee in an amount equal to the Commitment or Commitments assumed by it pursuant to such Assignment and Assumption Agreement and, if the assigning Bank has retained a Commitment or Commitments hereunder, a new Revolving Note or Revolving Notes to the order of the assigning Bank in an amount equal to the Commitment or Commitments retained by it hereunder. Such new Revolving Note or Revolving Notes shall re-evidence the Indebtedness outstanding under the old Revolving Note or Revolving Notes and shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Note or Revolving Notes, shall be dated the date of the Initial Credit Event and shall otherwise be in substantially the form of the Revolving Note or Revolving Notes subject to such assignments.

               Section 10.8 Tax Forms. Each Bank which is a Non-United States Person agrees (to the extent it is permitted to do so under the laws and any applicable double taxation treaties of the United
          States,   the   jurisdiction   of   its   incorporation  and  the
          jurisdictions in which its Domestic Office and its Offshore Lending Office are located) to execute and deliver to the Agent for delivery to the Company, before the first scheduled payment date in each taxable year of such Bank, two copies of either (1) a United States Internal Revenue Service Form 1001, (2) a United States Internal Revenue Service Form 4224 together with a United States Internal Revenue Service Form W-9, or (3) a United States Internal Revenue Service Form W-8 together with a certificate substantially in the form of Exhibit N and containing any additional certifications as the Agent may require to establish such Bank's exemption from United States Federal Taxes pursuant to section 881(c) or 871(h) of the Code (or any successor Forms, as appropriate), and such other and further Forms which the Company may reasonably request, in each case properly completed and properly claiming complete or partial, as the case may be, exemption from withholding and deduction of United States Federal Taxes.

               Section 10.9 Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, the Agent and each Bank and each participant of each Bank is hereby authorized by the Company at any time or from time to time, without notice to the Company, or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts) and any other Indebtedness at any time held or owing by the Bank to or for the credit or the account of the Company against and on account of the Obligations and liabilities of the Company to the Agent or such Bank under this Agreement and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement or the other Loan Documents.

               Section 10.10  Sharing.

                    (a) Each of the Banks agree among  themselves that with
               respect to all amounts received by them which are applicable to the payment or satisfaction of all or part of the Loans or Reimbursement Obligations, interest thereon, any fees or any other amount payable hereunder or under the other Loan Documents, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Banks in proportion to their respective Percentage, whether received by voluntary payment, by the exercise of the right of set off or banker's lien, by counterclaim or by the enforcement of their rights hereunder or under the other Loan Documents.

                    (b) If any Bank shall, through the exercise of any right
               of  counterclaim,  set  off,  banker's  lien  or  otherwise,
               receive  payment  or  reduction  of  a  proportion   of  the
               aggregate amount of the Loans or Reimbursement Obligations or interest thereon due to such Bank, or any other amount payable hereunder, as the case may be, which is greater than the proportion received by any other Bank or Banks in respect to the aggregate amount of any Loan or Reimbursement Obligation and interest thereon due such Bank, or with respect to any other amount payable hereunder, that Bank receiving such proportionately greater payment shall notify the other Banks and the Agent of such receipt and purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such excess payment) in the Loans and Reimbursement Obligations held by the other Bank or Banks so that all such recoveries of principal and
               interest  with  respect   to  the  Loans  and  Reimbursement
               Obligations shall be proportionate to each Bank's respective
               Percentage;  provided  that  if   all   or   part   of  such
               proportionately greater payment received by such purchasing Bank is thereafter recovered from such Bank, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to the purchasing Bank to the extent of such recovery, but without interest. Each participant of any Bank shall have the same rights of set off against the Company set forth in Section 10.9 as if it were a Bank and agrees that, with respect to any setoff made by such participant, the provisions of this Section 10.10 shall similarly apply as if it were a Bank.

                    (c) The Company expressly consents  to  the arrangement
               described in this Section 10.10.

               Section 10.11 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               Section 10.12 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               Section 10.13 Governing Law. This Agreement and the Revolving Notes and the rights and obligations of the parties under this Agreement and the Revolving Notes shall be governed by, and construed and interpreted in accordance with, the internal laws (as opposed to conflict of laws provisions) of the State of Illinois; provided that the Agent and the Banks shall retain all rights arising under federal law.

               Section 10.14 Marshalling; Recapture. Neither the Agent nor any Bank shall be under an obligation to marshall any assets in favor of the Company, any Subsidiary of the Company or any other party or against or in payment of any or all of
               the  Obligations.   To  the  extent  any  Bank  receives any
               payment by or on behalf of the Company, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Company, its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or Federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Company to such Bank as of the date such initial payment, reduction or satisfaction occurred.

               Section 10.15 Jurisdiction. The Company hereby irrevocably submits to the jurisdiction of any Illinois State or Federal court sitting in Cook County, Illinois in any action or proceeding arising out of or relating to this Agreement and/or the other Loan Documents and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State court, or to the extent permitted by law, in such Federal court. The Company hereby irrevocably waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or
               proceeding.   The Company also irrevocably consents  to  the
               service of any and all process in any such action or proceeding by the mailing of copies of such process to the Company at its address specified in Section 10.1 hereof. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

               Section 10.16 Waiver of Jury Trial. EACH OF THE BANKS, THE AGENT AND THE COMPANY MUTUALLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, ANY COUNTERCLAIM) IN ANY COURT ARISING ON, OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE RELATED AGREEMENTS OR ANY AMENDMENT OR SUPPLEMENT HERETO OR THERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                 [The Remainder Of This Page Is Intentionally Left Blank]







               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of year first above written.

                                              AVONDALE INDUSTRIES, INC.


                                              By:  /s/ THOMAS M. KITCHEN
                                                   ---------------------
                                              Name: Thomas M. Kitchen
                                              Title: Vice President and
                                              Chief Financial Officer


                                              BANK OF AMERICA NATIONAL
                                              TRUST AND SAVINGS
                                              ASSOCIATION, as Agent


                                              By:  /s/ W. THOMAS BARNETT
                                                   ---------------------
                                              Name: W. Thomas Barnett
                                              Title: Vice President



                                              THE BANKS:

                                              BANK OF AMERICA ILLINOIS, as
                                              a Bank and as an LC Issuer


                                              By:  /s/ W. THOMAS BARNETT
                                                   ---------------------
                                              Name: W. Thomas Barnett
                                              Title: Vice President

                                              Domestic and Offshore Lending
                                              Office


                                              231 South LaSalle Street
                                              Chicago, IL  60697


                                              WHITNEY NATIONAL BANK


                                              By:  /s/ ELMER H. HEMPHILL, JR.
                                                   --------------------------
                                              Name: Elmer H. Hemphill, Jr.
                                              Title: Senior Vice President

                                              Domestic and Offshore Lending
                                               Office

                                              P. O. Box 61260
                                              New Orleans, Louisiana  70160


                                              FIRST NATIONAL BANK OF
                                              COMMERCE


                                              By:  /s/ A. DAVID KOCEN
                                                   -------------------
                                              Name:  A. David Kocen
                                              Title:  Banking Officer

                                              Domestic and Offshore Lending
                                               Office

                                              201 St. Charles Ave.
                                              28th Floor
                                              New Orleans, Louisiana  70170